                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                   VAN KAMPEN AMERICAN CAPITAL INCOME TRUST
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

           VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                 VAN KAMPEN AMERICAN CAPITAL BOND FUND, INC.
- --------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     / / $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
         or Item 22(a)(2) of Schedule 14A.
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     (5) Total fee paid:

- --------------------------------------------------------------------------------

     /X/ Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------
     (3) Filing Party:

- --------------------------------------------------------------------------------
     (4) Date Filed:

- --------------------------------------------------------------------------------

Dear Van Kampen American Capital Fund Shareholder:

  Each proxy card enclosed in this envelope represents your voting privilege in a separate Van Kampen American Capital Fund. We have grouped your proxy cards together for your convenience and to reduce postage expenses.

  The meeting date for your Fund is October 29, 1996. Please sign all proxy cards and return them in the postage-paid envelope included with this material.

  We appreciate the prompt return of your proxy cards.


ACCL

September 11, 1996


Dear Van Kampen American Capital Fund Shareholder:

  The enclosed proxy statement relates to a joint meeting of the shareholders of the Van Kampen American Capital Funds (the "Funds"). VK/AC Holding, Inc., the corporate parent of the investment adviser of each Fund, has entered into a merger agreement with Morgan Stanley Group Inc. ("Morgan Stanley") and certain of Morgan Stanley's affiliates. Pursuant to the merger agreement, your Fund's investment adviser will become an indirect subsidiary of Morgan Stanley. Each Fund's current investment adviser will continue to provide the Fund with investment advisory and management services following the merger. The primary purpose of the meeting is to permit each Fund's shareholders to consider a new investment advisory agreement to take effect following the merger, as required by the federal securities laws. The new investment advisory agreement between your Fund and its investment adviser will be substantially identical to the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination.

  The attached proxy statement seeks shareholder approval on this and certain other items. Although we encourage you to read carefully the full proxy statement, we have created a brief question-and-answer section for your convenience.

                 Your vote is important and your participation in the governance of your Fund(s) does make a difference.

  The proposals have been unanimously approved by the Board of Directors or Trustees of the Fund(s), who recommend you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL OF YOUR FUND PROXY FORMS. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

  PLEASE SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                    Sincerely,

                                    /s/ DON G. POWELL
                                    Don G. Powell
                                    Chief Executive Officer

                     INFORMATION ABOUT YOUR PROXY STATEMENT

Q.   WHY AM I RECEIVING THIS PROXY STATEMENT?
A. Federal securities laws require a vote by each Fund's shareholders on certain matters whenever the Fund's investment adviser, or its parent corporation, is subject to a change in control. Morgan Stanley's acquisition of the corporate parent of your Fund's investment adviser may be deemed to be a change of control. Among the proposed items your Fund is seeking shareholder approval on are:

      - approval of a new investment advisory agreement

      - approval of the reorganization and conversion into a Delaware business trust, if applicable

      - election of Directors or Trustees

      - ratification of the independent auditors

      Please refer to the proxy statement for a detailed explanation of the proposed items.

Q.   HOW WILL THE ACQUISITION OF THE FUND'S INVESTMENT ADVISER AFFECT MY
     ACCOUNT?
A. You can expect the same management expertise and high quality shareholder service you've grown accustomed to. The new investment advisory agreement between your Fund and its investment adviser will be substantially identical to the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination. The acquisition will not cause a change in the portfolio manager of your Fund.

Q.   WHAT OTHER SHAREHOLDER PROPOSALS WILL BE VOTED ON?
A. You are being asked to elect the nominees for your Board of Directors in the case of Van Kampen American Capital Bond Fund, Inc. (the "Bond Fund") and Van Kampen American Capital Convertible Securities, Inc. (the "Convertible Securities Fund") or Trustees in the case of Van Kampen American Capital Income Trust (the "Income Trust") and ratify the selection of Ernst & Young LLP as the independent auditors for your Fund(s). In addition, shareholders of the Bond Fund and the Convertible Securities Fund are being asked to approve the reorganization and conversion of their Funds into Delaware business trusts from their current organization as Maryland corporations.

Q.   HOW WILL THE REORGANIZATION OF MY FUND AFFECT MY ACCOUNT?
A. By reorganizing your Fund into a Delaware business trust, your Fund will not be required to pay Texas franchise taxes. The reorganization of your Fund into a Delaware business trust will not affect the investment objective, investment policies or tax status of your Fund.

Q.   WHY DO I NEED TO VOTE?
A. Your vote is needed to ensure that the proposals can be acted upon. Your immediate response on the enclosed proxy card(s) will help save on the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q. HOW DO THE BOARD OF DIRECTORS IN THE CASE OF THE BOND FUND AND THE CONVERTIBLE SECURITIES FUND AND TRUSTEES IN THE CASE OF INCOME TRUST SUGGEST THAT I VOTE?
A. After careful consideration, the Directors or Trustees of your Fund unanimously recommend that you vote "FOR" each of the items proposed on the enclosed proxy card(s).

Q.   WHO IS PAYING FOR EXPENSES RELATED TO THE SHAREHOLDER MEETING?
A. Van Kampen American Capital will pay for those expenses relating to reapproval of the investment advisory agreement and the Funds will pay for those expenses related to other proposals.

Q.   WHERE DO I MAIL MY PROXY CARD(S)?

A. You may use the enclosed postage-paid envelope or mail your proxy card(s) to:
            Boston EquiServe


            Attn: Proxy Services Dept.


            P.O. Box 592
            Boston, MA 02102-7906


Q.   WHO DO I CALL IF I HAVE QUESTIONS?
A. We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-341-2929 between 7:00 a.m. and 7:00 p.m. Central time, Monday through Friday.

                  VAN KAMPEN AMERICAN CAPITAL BOND FUND, INC.
            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.
                    VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                       NOTICE OF JOINT ANNUAL MEETING OF
                                  SHAREHOLDERS

                          TO BE HELD OCTOBER 29, 1996

  A Joint Annual Meeting of Shareholders (the "Meeting") of Van Kampen American Capital Bond Fund, Inc. (the "Bond Fund"), Van Kampen American Capital Convertible Securities, Inc. (the "Convertible Securities Fund") and Van Kampen American Capital Income Trust (the "Income Trust") (each a "Fund" and collectively, the "Funds"), will be held at the offices of Van Kampen American Capital, Inc., 2800 Post Oak Boulevard, Houston, Texas 77056, in the 46th floor conference room, on Tuesday, October 29, 1996 at 2:30 p.m. for the following purposes:

    1. With respect to each Fund, to approve or disapprove a new investment advisory agreement;

    2. With respect to the Bond Fund and the Convertible Securities Fund, to approve or disapprove the proposed reorganization and conversion of such Funds to Delaware business trusts;

    3. With respect to each Fund, to elect four Directors or Trustees;

    4. With respect to each Fund, to ratify or reject the selection of Ernst & Young LLP as independent auditors for its current fiscal year; and

    5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

  Shareholders of record at the close of business on September 3, 1996 are entitled to notice of and to vote at this meeting or any adjournment thereof.

                              By Order of the Board of Directors or Trustees

                              /s/ NORI L. GABERT
                              Nori L. Gabert, Vice President and Secretary


September 11, 1996

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE FUNDS AT ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  SHAREHOLDERS OF THE FUNDS ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD WITH RESPECT TO EACH FUND IN WHICH YOU WERE A SHAREHOLDER AS OF THE RECORD DATE, DATE AND SIGN SUCH PROXY CARD(S), AND RETURN IT (THEM) IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

  IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

  THE BOARD OF DIRECTORS OR TRUSTEES RECOMMENDS THAT YOU CAST YOUR VOTE:

         FOR ALL FUNDS

  - FOR APPROVAL OF EACH NEW INVESTMENT ADVISORY AGREEMENT.

  - IN FAVOR OF THE NOMINEES FOR THE BOARD OF DIRECTORS OR TRUSTEES LISTED IN THE PROXY STATEMENT.

  - FOR THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR OF EACH FUND.

        FOR THE BOND FUND AND THE CONVERTIBLE SECURITIES FUND ONLY

  - FOR APPROVAL OF THE REORGANIZATION AND CONVERSION OF EACH OF BOND FUND AND CONVERTIBLE SECURITIES FUND INTO A DELAWARE BUSINESS TRUST.

                            YOUR VOTE IS IMPORTANT.
                   PLEASE RETURN YOUR PROXY CARD(S) PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                  VAN KAMPEN AMERICAN CAPITAL BOND FUND, INC.
            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.
                    VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2929

                      JOINT ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 29, 1996


  This proxy statement is furnished in connection with the solicitation by the respective Board of Directors or Trustees, as the case may be (the "Board"), of each of the entities (defined below) of proxies to be voted at a Joint Annual Meeting of Shareholders, and all adjournments thereof (the "Meeting"), to be held at the offices of Van Kampen American Capital, Inc., 2800 Post Oak Boulevard, Houston, Texas 77056, in the 46th floor conference room, Tuesday, October 29, 1996, at 2:30 p.m. The approximate mailing date of this proxy statement and accompanying form of proxy is September 11, 1996.


  The primary purpose of the Meeting is to permit each Fund's shareholders to consider a New Advisory Agreement (defined below) to take effect following the consummation of the transactions contemplated by an Agreement and Plan of Merger, dated as of June 21, 1996 (the "Merger Agreement"), among Morgan Stanley Group Inc. ("Morgan Stanley"), MSAM Holdings II, Inc., MSAM Acquisition Inc. and VK/AC Holding, Inc. ("VKAC Holding"), the indirect parent corporation of each Fund's investment adviser. Pursuant to the Merger Agreement, each Fund's investment adviser will become an indirect subsidiary of Morgan Stanley. The shareholder vote on the New Advisory Agreements is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of Morgan Stanley's contemplated acquisition of the investment adviser. Each Fund's New Advisory Agreement is substantially identical to such Fund's Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination.

  Participating in the Meeting are holders of common stock or shares of beneficial interest, as the case may be (collectively, the "Shares"), of (1) each of the following two funds organized as Maryland corporations (the "Maryland Funds"): Van Kampen American Capital Bond Fund, Inc. (the "Bond Fund") and Van Kampen American Capital Convertible Securities, Inc. (the "Convertible Securities Fund"); and (2) Van Kampen American Capital Income Trust (the "Income

Trust"). Each of the Maryland Funds and Income Trust sometimes are referred to herein as a "Fund" and collectively, as the "Funds."


  The Meeting is scheduled as a meeting of the respective shareholders of the Funds to be held jointly with a meeting of the shareholders of another investment company advised by the Adviser (defined below), because the shareholders of each of the Funds are expected to consider and vote on similar matters. The Board has determined that the use of a joint proxy statement for the Meeting is in the best interest of the shareholders (the "Shareholders") of each of the Funds. In the event that any Shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each of the proposals relating to their Fund, and an unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the Shareholders of the other Fund.


  The Board has fixed the close of business on September 3, 1996, as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting. Shareholders of a Fund on the Record Date will be entitled to one vote per share with respect to each proposal submitted to the Shareholders of the Fund for each Share of the Fund then held, with no Share having cumulative voting rights.

  As used in the Notice of Joint Annual Meeting of Shareholders and as used herein, the term "Trustees" shall include Directors where the use of the term "Directors" would otherwise be appropriate.

  The following table summarizes each proposal to be presented at the Meeting and the Funds solicited with respect to such proposal:

                          PROPOSAL                          AFFECTED FUNDS
    ----------------------------------------------------- -------------------
1.  Approval of New Advisory Agreement                         Each Fund
2.  Reorganization and Conversion to Delaware Business
    Trust                                                 Each Maryland Fund
3.  Election of Directors or Trustees                          Each Fund
4.  Ratification of Independent Auditors                       Each Fund

  EACH FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF
ANY) TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO THE VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO THE RESPECTIVE FUND, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

  At the close of business on August 12, 1996, there were issued and outstanding Shares of each of the Funds as set forth below:

                                                                     TOTAL SHARES
                             FUND NAME                               OUTSTANDING
- -------------------------------------------------------------------  ------------
Van Kampen American Capital Bond Fund, Inc. .......................   11,362,465
Van Kampen American Capital Convertible Securities, Inc. ..........    3,241,824
Van Kampen American Capital Income Trust...........................   15,290,019

  As of August 12, 1996, to the knowledge of each Fund, no person beneficially owned more than 5% of such Fund's outstanding shares.

VOTING


  The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, a "vote of a majority of the outstanding voting securities" is required, which is defined under the 1940 Act as the lesser of (i) 67% or more of the voting securities of each respective Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of each respective Fund entitled to vote thereon.


  With respect to Proposal 2, the affirmative vote of a majority of the outstanding Shares of Bond Fund and two-thirds of the outstanding Shares of Convertible Securities Fund entitled to vote on such proposal is required to approve the Reorganization.

  With respect to Proposal 3, a plurality of all the votes cast at the Meeting, with a quorum present, is sufficient to elect a director or trustee.

  With respect to Proposal 4, an affirmative vote of a majority of the votes cast by holders of Shares present in person or represented by proxy at the Meeting, with a quorum present, is required to ratify the selection of the independent auditors for such Fund.

  The Board recommends that you cast your vote:

  - FOR approval of each New Advisory Agreement.

  - FOR approval of the reorganization and conversion of each Maryland Fund to a Delaware business trust.

  - IN FAVOR of the nominees for the Board of Directors or Trustees of each Fund listed in the proxy statement.

  - FOR the ratification of the selection of Ernst & Young LLP as independent auditors for the current fiscal year of each Fund.

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon. Proxies received prior to the Meeting on which no vote is indicated will be voted "for" each proposal as to which it is entitled to vote. With respect to Proposal 1, the Shares represented by a proxy that represents a broker non-vote or an abstention will have the same effect as Shares voted "against" the proposal. With respect to Proposal 4, abstentions and broker non-votes will not be considered "votes cast" on the proposal. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will have the same effect as abstentions. With respect to Proposals 1 and 2, abstentions and broker non-votes will have the effect of a vote cast "against" approval of the New Advisory Agreement and the reorganization and conversion of each Maryland Fund to a Delaware business trust. A majority of the outstanding Shares must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions, broker non-votes and withhold authority votes will be counted for the purpose of determining a quorum. An unfavorable vote on a proposal by the Shareholders of one Fund will not affect the implementation of such a proposal by another Fund, if the proposal is approved by the shareholders of the other Fund.

  Shareholders who execute proxies may revoke them at any time before they are voted by filing with the respective Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

  The Funds know of no business other than that mentioned in Proposals 1 through 4 of the Notice that will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals with respect to one or more Funds are not received, the persons named as proxies may propose one or more adjournments of the Meeting of the concerned Fund to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of Shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of affirmative votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

- ------------------------------------------------------------------------------
PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS
- ------------------------------------------------------------------------------

THE ADVISER

  Van Kampen American Capital Asset Management, Inc. (the "Adviser") acts as investment adviser for each Fund. The Adviser has acted as investment adviser for each Fund since each Fund commenced its investment operations.

  The Adviser currently is a wholly-owned subsidiary of Van Kampen American Capital, Inc. ("VKAC"), which is a wholly-owned subsidiary of VKAC Holding, which in turn is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J. Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of VKAC own, in the aggregate, approximately 6% of the common stock of VKAC Holding and have the right to acquire, upon the exercise of options (whether or not vested), approximately an additional 12% of the common stock of VKAC Holding. Currently, and after giving effect to the exercise of such options, no officer or trustee of the Funds owns or would own 5% of more of the common stock of VKAC Holding. The addresses of VKAC Holding, VKAC and the Adviser are One Parkview Plaza, Oakbrook Terrace, Illinois 60181 and 2800 Post Oak Blvd., Houston, Texas 77056.

  Prior to December, 1994, the Adviser provided investment advisory services under the name "American Capital Asset Management, Inc."

INFORMATION CONCERNING MORGAN STANLEY

  Morgan Stanley and various of its directly or indirectly owned subsidiaries, including Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."), a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and global custody, securities clearance services and securities lending. Morgan Stanley Asset Management Inc. ("MSAM") also is a wholly-owned subsidiary of Morgan Stanley. As of June 30, 1996, MSAM, together with its affiliated investment advisory companies, had approximately $103.5 billion of assets under management and fiduciary advice.

THE ACQUISITION

  Pursuant to the Merger Agreement, MSAM Acquisition Inc. will be merged with and into VKAC Holding and VKAC Holding will be the surviving corporation (the "Acquisition"). Following the Acquisition, VKAC Holding and the Adviser will be indirect subsidiaries of Morgan Stanley.


  The Adviser anticipates that the consummation of the Acquisition will occur by the end of November 1996, provided that a number of conditions set forth in the Merger Agreement are met or waived. The conditions require, among other things, that as of the closing the shareholders of certain investment companies (including the Funds) and investors in certain accounts advised by the Adviser or its affiliates, which investment companies and accounts have aggregate assets in excess of a specified minimum amount, have approved new investment advisory agreements or consented to the assignment of existing investment advisory agreements. At the closing, MSAM Acquisition Inc. will pay approximately $740 million (based on VKAC's long-term debt outstanding as of July 31, 1996) in cash to the stockholders of VKAC Holding (excluding certain management stockholders), and to persons owning options to purchase stock of VKAC Holding, subject to certain purchase price adjustments set forth in the Merger Agreement. As of July 31, 1996, VKAC had long-term debt outstanding of approximately $410 million. To the extent that pre-tax income of VKAC prior to the closing of the Acquisition permits the repayment of its long-term debt, the purchase price for the equity interests in VKAC Holding will be increased by the amount of long-term debt repaid. The purchase price also is subject to certain adjustments based, among other things, on assets under management of VKAC and its subsidiaries at the time of closing. The Adviser also contemplates that, as part of the Acquisition, certain officers and directors of VKAC Holding and its affiliates will contribute to MSAM Holdings II, Inc. their existing shares of common stock of VKAC Holding in exchange for approximately $25 million of shares of preferred stock of MSAM Holdings II, Inc. which, in turn, will be exchangeable into common stock, par value $1.00 per share, of Morgan Stanley at specified times over a four year period. Such shares of preferred stock will represent, in the aggregate, 5% of the combined voting power in MSAM Holdings II, Inc., the remainder of which will be indirectly owned by Morgan Stanley.


  VKAC Holding will engage in certain preparatory transactions prior to the Acquisition, including the distribution to stockholders of VKAC Holding of (i) all of VKAC Holding's investment in McCarthy, Crisanti & Maffei, Inc., a wholly-owned subsidiary engaged in the business of distributing research and financial information, (ii) all of VKAC Holding's investment in Hansberger Global Inves-tors, Inc., a company in which VKAC Holding made a minority investment in May 1996, and (iii) certain related cash amounts.


  There is no financing condition to the closing of the Acquisition. VKAC has been advised by Morgan Stanley that as of August 30, 1996, no determination has been made whether any additional indebtedness will be incurred by Morgan Stanley and its affiliates or VKAC and its affiliates in connection with the Acquisition. In addition, the disposition of VKAC's outstanding long-term indebtedness (including its bank loans and senior notes) in connection with the Acquisition has not yet been determined.


  The operating revenue of VKAC and its subsidiaries for the fiscal year ended December 31, 1995, less expenses for the same period, was more than adequate to service VKAC's outstanding debt. VKAC prepaid $80 million of its long-term debt in 1995, and has continued to make debt prepayments during 1996. VKAC Holding and VKAC believe, based on the earnings experience of VKAC and its subsidiaries, that after the Acquisition the operating revenue of VKAC and its subsidiaries should be more than sufficient to service their debt and that VKAC and its subsidiaries should be able to conduct their respective operations as now conducted and as proposed to be conducted.

  The Merger Agreement does not contemplate any changes, other than changes in the ordinary course of business, in the management or operation of the Adviser relating to the Funds, the personnel managing the Funds or other services or business activities of the Funds. The Acquisition is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of the Adviser, or in the manner in which the Adviser renders services to the Funds. Morgan Stanley has agreed in the Merger Agreement that, for a period of two years from the date of the Acquisition, it will cause the Adviser to provide compensation and employee benefits which are substantially comparable in the aggregate to those presently provided. The Adviser does not anticipate that the Acquisition or any ancillary transactions will cause a reduction in the quality of services now provided to the Funds, or have any adverse effect on the Adviser's ability to fulfill its obligations under the New Advisory Agreements (defined below) or operate its business in a manner consistent with past business practices.

  Certain officers of the Adviser, including Don G. Powell, who also is a member of the Board, previously entered into employment agreements with VKAC Holding which expire from between 1997 and 2000. Certain officers of the Adviser also previously entered into retention agreements with VKAC Holding, which will remain in place for two years following the consummation of the Acquisition. The Merger Agreement contemplates that Morgan Stanley will, and will cause VKAC Holding to, honor such employment and retention agreements. The employment agreements and retention agreements are intended to assure that the services of the officers are available to the Adviser (and thus to the Funds) for a remaining term of two to four years. As described above, certain officers and employees of VKAC and the Adviser, including Mr. Powell, are expected to contribute their existing shares of common stock of VKAC Holding to MSAM Holdings II, Inc. in exchange for approximately $25 million of preferred stock in MSAM Holdings II, Inc. which, in turn, will be exchangeable into common stock, par value $1.00 per share, of Morgan Stanley at specified times over a four year period. Such shares of preferred stock will represent, in the aggregate, 5% of the combined voting power in MSAM Holdings II, Inc.

THE ADVISORY AGREEMENTS

  Consummation of the Acquisition may constitute an "assignment" (as defined in the 1940 Act) of the investment advisory agreement currently in effect between each Fund and the Adviser (the "Current Advisory Agreement"). As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination in the event of an assignment. See "The Current Advisory Agreements" below.

  In anticipation of the Acquisition and in order for the Adviser to continue to serve as investment adviser to the Funds after consummation of the Acquisition, a new investment advisory agreement (the "New Advisory Agreement") between each Fund and the Adviser must be approved (i) by a majority of the Trustees of each Fund who are not parties to the New Advisory Agreement or interested persons of any such party ("Disinterested Trustees") and (ii) by the holders of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of each Fund. See "The New Advisory Agreements" below.

  The following summary of the Current Advisory Agreements and the New Advisory Agreements set forth herein is qualified by reference to Annex A.


  THE CURRENT ADVISORY AGREEMENTS. The Current Advisory Agreement for each Fund, dated as of December 20, 1994, was last approved by a majority of the Trustees, including a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on June 12, 1996, to continue the Current Advisory Agreement for a period of one year. The Current Advisory Agreement was last approved by Shareholders of each Fund at a meeting held on December 16, 1994 relating to the acquisition of the Adviser's corporate parent by The Van Kampen Merritt Companies, Inc.


  Each Current Advisory Agreement provides that the Adviser will supply investment research and portfolio management, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom that Fund's portfolio transactions are executed. The Adviser also administers the business affairs of each Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as Trustees and officers of such Fund if duly elected to such positions.

  Each Current Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the particular Fund in connection with the matters to which the Current Advisory Agreement relates except a loss resulting from willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties under the Current Advisory Agreement.

  Each Fund's advisory fee is based on that Fund's average net assets, which are calculated on a weekly basis. The advisory fee is payable for each calendar month as soon as practicable after the end of that month. The fees payable to the Adviser are reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of VKAC Holding, or its successors, in connection with the purchase and sale of assets of the Fund, less any direct expenses incurred by such person in connection with obtaining such commissions, fees, brokerage or similar payments. Under the Current Advisory Agreement, the Adviser agrees to use its best efforts to recapture tender offer solicitation fees and exchange offer fees in connection with the Fund's transactions and to advise the Board of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of VKAC Holding, or its successor, to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.

  Set forth below are the fee schedules in effect for each Fund:

  A.  Van Kampen American Capital Bond Fund, Inc.
      Van Kampen American Capital Convertible Securities, Inc.

      .50% of the first $150 million of average weekly net assets; .45% of the next $100 million; .40% of the next $100 million; and .35% of average weekly net assets in excess of $350 million.

  B.  Van Kampen American Capital Income Trust

      .65% of the Fund's average weekly net assets.

  The Adviser's activities are subject to the review and supervision of the Board to which the Adviser renders periodic reports with respect to each Fund's investment activities. The Current Advisory Agreement may be terminated by either party, at any time, without penalty, on not more than 60 days nor less than 30 days written notice, or upon such shorter notice as may be mutually agreed upon, and will automatically terminate in the event of its assignment.

  The net assets of each of the Funds as of August 12, 1996, as well as other investment companies advised by the Adviser, and other investment companies for which the Adviser acts as subadviser, the rates of compensation to the Adviser, the aggregate amount of advisory fees paid by each Fund to the Adviser for the last fiscal year and the aggregate amount of any other material payments paid by each Fund to the Adviser for the last fiscal year are set forth at Annex B hereto.


  Each Fund pays all other expenses incurred in its operation including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of outside legal counsel and independent auditors, taxes and governmental fees, costs of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of its Shares, expenses in connection with its dividend reinvestment plan, membership fees in trade associations, expenses of registering and qualifying its Shares for sale under federal and state securities laws, expenses of printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of the Trustees and Shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees, expenses and out-of-pocket costs of the trustees who are not affiliated with the Adviser, insurance premiums, indemnification and other expenses not expressly provided for in each Current Advisory Agreement, and any extraordinary expenses of a nonrecurring nature.


  THE NEW ADVISORY AGREEMENTS. The Board approved a proposed New Advisory Agreement between each Fund and the Adviser on July 22, 1996, the form of which is attached as Annex A. The form of the proposed New Advisory Agreement is substantially identical to the Current Advisory Agreement, except for the dates of execution, effectiveness and termination.


  The investment advisory fee as a percentage of net assets payable by each Fund will be the same under each New Advisory Agreement as under the Current Advisory Agreement. If the investment advisory fee under each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, advisory fees paid to the Adviser by each Fund would have been identical to those paid under the Current Advisory Agreement.

  The Board of each Fund held a joint meeting on July 22, 1996, at which meeting the Trustees, including the Disinterested Trustees, unanimously approved the New Advisory Agreement for each Fund and recommended each such agreement for approval by the Shareholders of the respective Fund at the Meeting. The New Advisory Agreement would take effect as to each Fund upon the later to occur of
(i) the obtaining of Shareholder approval or (ii) the closing of the Acquisition. Each New Advisory Agreement will continue in effect for an initial two year term and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

  In evaluating the New Advisory Agreements, the Board took into account that each Fund's Current Advisory Agreement and its New Advisory Agreement, including the terms relating to the services to be provided thereunder by the Adviser and the fees and expenses payable by such Fund, are substantially identical, except for the dates of execution, effectiveness and termination. The Trustees also considered other possible benefits to the Adviser and Morgan Stanley that may result from the Acquisition, including the continued use, to the extent permitted by law, of Morgan Stanley & Co. and its affiliates for brokerage services and the possible retention of MSAM as a subadviser to certain Van Kampen American Capital investment companies (not including the Funds).

  The Board also considered the terms of the Merger Agreement and the possible effects of the Acquisition upon VKAC's and the Adviser's organization and upon the ability of the Adviser to provide advisory services to each respective Fund. The Board considered the skills and capabilities of the Adviser and the representations of Morgan Stanley that no material change was planned in the current management or facilities of the Adviser. In this regard, representatives of Morgan Stanley met with the Board at the joint board meeting at which time such representatives described the resources available to VKAC and the Adviser, after giving effect to the Acquisition, to secure for each Fund quality investment research, investment advice and other client services. The Board considered the financial resources of Morgan Stanley and Morgan Stanley's representation to the Board that it will provide sufficient capital to support the operations of the Adviser. The Board considered the reputation, expertise and resources of Morgan Stanley and its affiliates in domestic and international financial markets. The Board also considered the continued employment of members of senior management of the Adviser and VKAC pursuant to employment and retention agreements and the incentives provided to such members and other key employees of the Adviser and VKAC, to be important to help to assure continuity of the personnel primarily responsible for maintaining the quality of investment advisory and other services for the Funds.

  The Board also considered the effects on the Funds of the Adviser becoming an affiliate of Morgan Stanley. Following the Acquisition, the 1940 Act will prohibit or impose certain conditions on the ability of the Funds to engage in certain transactions with Morgan Stanley and its affiliates. For example, absent exemptive relief the Funds will be prohibited from purchasing securities from Morgan Stanley & Co., a wholly-owned broker-dealer subsidiary of Morgan Stanley, in transactions in which Morgan Stanley & Co. acts as a principal, and the Funds will have to satisfy certain conditions in order to engage in securities transactions in which Morgan Stanley & Co. acts as a broker or to purchase securities in an underwritten offering in which Morgan Stanley & Co. is acting as an underwriter. In this connection, management of the Adviser represented to the Board that they do not believe these prohibitions or conditions will have a material effect on the management or performance of the Funds.

  The Board was advised that Section 15(f) of the 1940 Act is applicable to the Acquisition. Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser or any of its affiliated persons, of an amount of benefit in connection with such sale, as long as two conditions are satisfied. First, an "unfair burden" must not be imposed on the investment company for which the investment adviser acts in such capacity as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its securities holders (other than fees for bona fide investment advisory and other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

  Management of each of the Funds is aware of no circumstances arising from the Acquisition, preparatory transactions to the Acquisition or any potential financing that might result in the imposition of an "unfair burden" on the Funds. Moreover, Morgan Stanley has agreed in the Merger Agreement that, upon consummation of the Acquisition, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of Section 15(f) of the 1940 Act in respect of the Acquisition. In this regard, the Merger Agreement provides that Morgan Stanley will use its reasonable best efforts to assure that (i) no "unfair burden" will be imposed on any Fund as a result of the transactions contemplated by the Merger Agreement and (ii) except as provided in the Merger Agreement, the investment advisory fees paid by the Funds will not be increased for a period of two years from the closing of the Acquisition and that, during such period, advisory fee waivers shall not be permitted to expire except in accordance with their terms. The Adviser may permit a voluntary fee waiver unilaterally adopted by it to expire at any time and no assurance can be given that voluntary waivers will not be permitted to expire during the two year period. During the two year period following the Acquisition, the Adviser does not intend to change its policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire. Following the Acquisition, to the extent permitted by applicable law, VKAC anticipates that the Funds will continue to use Morgan Stanley & Co. and its affiliates for brokerage services.

  The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of directors must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of the Board of each Fund would be in compliance with such condition subsequent to the Acquisition.

  After consideration of the above factors, and such other factors and information that the Trustees deemed relevant, the Trustees, including the Disinterested Trustees, unanimously approved the New Advisory Agreement with respect to each Fund and voted to recommend its approval to the Shareholders of each Fund.

  In the event that Shareholders of a Fund do not approve the New Advisory Agreement with respect to a Fund and the Acquisition is consummated, the Board would seek to obtain for the Fund interim investment advisory services at the lesser of cost or the current fee rate either from the Adviser or from another advisory organization. Thereafter, the Board would either negotiate a new investment advisory agreement with an advisory organization selected by the Board or make appropriate arrangements, in either event subject to approval of the shareholders of such Fund. In the event the Acquisition is not consummated, the Adviser would continue to serve as investment adviser of the Funds pursuant to the terms of the Current Advisory Agreement.

SHAREHOLDER APPROVAL


  To become effective, each New Advisory Agreement must be approved by a majority of the outstanding voting securities of the respective Fund. The "vote of a majority of the outstanding voting securities" is defined under the 1940 Act as the lesser of the vote of (i) 67% or more of the Shares of the respective Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding Shares of the Fund entitled to vote thereon. Each New Advisory Agreement was unanimously approved by the Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The Board also unanimously determined to submit each New Advisory Agreement for consideration by the Shareholders of the respective Fund. THE BOARD OF DIRECTORS OR TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" APPROVAL OF THE NEW ADVISORY AGREEMENT.

- ------------------------------------------------------------------------------
PROPOSAL 2: APPROVAL OF THE REORGANIZATION AND CONVERSION OF EACH MARYLAND FUND
            TO A DELAWARE BUSINESS TRUST
- ------------------------------------------------------------------------------


  The Board has unanimously approved an Agreement and Plan of Reorganization and Liquidation (a "Plan of Reorganization") substantially in the form attached hereto as Annex C with respect to the Bond Fund and the Convertible Securities Fund, each of which is organized as a Maryland Fund. Each Plan of Reorganization provides for the reorganization (the "Reorganization") of each Maryland Fund into a Delaware business trust (each a "Delaware Trust"). The Board of Trustees of each respective Delaware Trust, which is comprised of the same Trustees currently serving in such position with each Maryland Fund, has unanimously approved the Plan of Reorganization.

  The proposed reorganization and conversion of each Maryland Fund is not related to the Acquisition described in Proposal 1.

REASONS FOR THE REORGANIZATIONS

  There are two principal reasons for reorganizing the Maryland Funds in Delaware as business trusts. The first is to take advantage of certain beneficial aspects of Delaware law with respect to business trusts. The second reason is to eliminate the payment of an annual Texas franchise tax by each Maryland Fund.

  Delaware law provides that the trustees of a Delaware business trust may authorize for issuance an unlimited number of shares. Maryland corporate law provides that the articles of incorporation of a Maryland corporation must set forth the number of shares authorized for issuance. In addition, Delaware law with respect to business trusts has been specifically drafted to accommodate the unique corporate governance needs of investment companies and provides that its policy is to give maximum freedom of contract to the trust instrument of a Delaware business trust. Maryland corporate law, although it contains many provisions specifically applicable to investment companies, is less customized for use by investment companies.

  Each Maryland Fund is subject to Texas franchise tax. A Delaware business trust is not subject to Texas franchise tax. Consequently, the reorganization into a Delaware business trust will eliminate the need for each Maryland Fund to pay a Texas franchise tax. Bond Fund paid $18,600 in franchise taxes for 1995, and $32,474 for the period 1992 through 1994; Convertible Securities Fund paid $7,800 for 1995, and $25,000 for the period 1992 through 1994.

  The investment objectives of each Maryland Fund will remain unchanged. In addition, the fundamental investment restrictions of both the Maryland Funds and the Delaware Trusts will remain fundamental; and may be changed only by Shareholder vote.

  For a more detailed comparison of the Maryland Funds' articles of incorporation and the Delaware trust instrument, see "Certain Comparative Information About Maryland Funds and Delaware Trusts" below.

PROCEDURES FOR REORGANIZATION

  In order to accomplish the Reorganizations, each Maryland Fund has organized a corresponding Delaware Trust. Each Delaware Trust was formed as a Delaware business trust pursuant to an Agreement and Declaration of Trust (the "Trust

Instrument"). The investment objectives and policies of each Delaware Trust are the same as those of its corresponding Maryland Fund.


  Prior to the Reorganizations, each Maryland Fund as the sole shareholder of the Delaware Trust will vote to elect a Board of Trustees of the Delaware Trust (with the nominees for Trustees being those persons currently serving in such positions with the Maryland Funds), ratify the selection of Ernst & Young LLP as the Delaware Trust's independent auditors, and approve the Delaware Trust's investment advisory agreement (a "Successor Advisory Agreement") between each Delaware Trust and the Adviser. Accordingly, a vote in favor of the Reorganization will constitute a vote in favor of the election of the nominees for Trustee as set forth in Proposal 3, as well as for the election of the Trustees currently serving in such position for each Maryland Fund, ratification of the Board's selection of Ernst & Young LLP as independent auditors as set forth in Proposal 4, and approval of the Successor Advisory Agreement which is the same in all material respects as those currently in effect with each Maryland Fund as set forth in Proposal 1 except that the Successor Advisory Agreement reflects each Fund as a Delaware business trust rather than a Maryland Fund.


  Each Delaware Trust will survive the Reorganization. The Reorganization will not interrupt the continuity of each Maryland Fund or change its character as a closed-end investment company, and the tax status and interests of each Maryland Fund and its Shareholders would continue to be the same following the Reorganization. The only material difference would be that the surviving entity would be a business trust governed by Delaware law pursuant to a Delaware Trust Instrument instead of a corporation governed by Maryland law pursuant to Articles of Incorporation. On the effective date of each Reorganization approved by Shareholders, each Maryland Fund will transfer all of its assets and liabilities to its corresponding Delaware Trust in exchange for shares of such Delaware Trust having an equal net asset value. The Maryland Fund will then be liquidated and each Shareholder of the Maryland Fund will receive for his or her Shares an equal number of full and fractional shares of the corresponding Delaware Trust. A Shareholder's investment in the Maryland Fund will remain the same after the Reorganization and the corresponding Delaware Trust will operate with the same investment objectives, policies and restrictions as the corresponding Maryland Fund had in the past.

  If Shareholders of a Maryland Fund do not approve its Reorganization, the Maryland Fund will continue in business as a Maryland corporation.

  It will not be necessary for holders of certificates of the Maryland Funds to exchange their certificates for new certificates following consummation of the Reorganizations. Certificates for Shares of the Maryland Funds issued prior to the Reorganizations shall represent outstanding shares of the corresponding Delaware Trusts after the Reorganizations.

  Each Reorganization approved by Shareholders of a Maryland Fund will become effective as soon as practicable following receipt of such approval. At such time as a Reorganization becomes effective, the respective Successor Advisory Agreement also will become effective and will continue thereafter if approved as required by the 1940 Act.

CERTAIN COMPARATIVE INFORMATION ABOUT MARYLAND FUNDS AND DELAWARE TRUSTS

  Summary of the Trust Instrument. Each Delaware Trust has been established pursuant to a Trust Instrument under the laws of the State of Delaware. The Trust Instrument of each Delaware Trust created in connection with the Reorganization is identical, except for the name of the respective Delaware Trust. The investment objectives, policies and restrictions of each Delaware Trust after the Reorganization will be the same as those of its corresponding Maryland Fund. Prior to the Reorganization, each Delaware Trust will not have any assets or liabilities. During the Reorganization, the Maryland Fund will be the sole shareholder of its corresponding Delaware Trust immediately prior to the distribution of Delaware Trust shares to Maryland Fund Shareholders.

  As a Delaware business trust, each Delaware Trust's operations will be governed by its Trust Instrument, its By-Laws and applicable Delaware law rather than by the Maryland Fund's Articles of Incorporation, By-Laws and applicable Maryland law. The operations of each Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder, and applicable state securities law.

  Trustees of the Delaware Trust. Subject to the provisions of the Trust Instrument, the business of each Delaware Trust is supervised by its Trustees. The responsibilities, powers, and fiduciary duties of the Trustees of the Delaware Trusts will be substantially the same as those of the Directors of the Maryland Funds. The Trust Instrument includes the same provision as contained in each Maryland Fund's Articles of Incorporation providing for a classified Board. Under Maryland law, a Director of the Maryland Funds may be removed with or without cause only by the affirmative vote of a majority of Shares entitled to vote on the election of Directors. The provisions of the Trust Instrument would permit removal of a Trustee by vote of a majority of the Shares then outstanding. The Trustees of each Delaware Trust would be all of the incumbent Directors of each current Maryland Fund as set forth in Proposal 3.

  Series of Delaware Trusts and Maryland Funds. The Trust Instrument of each Delaware Trust permits the Trustees thereof to issue an unlimited number of full or fractional shares of beneficial interests. The Directors of each Maryland Fund have substantially similar power under Maryland law, except that they are required to specify a fixed number of shares authorized for issuance. Each share of a Delaware Trust like each share of a Maryland corporation, represents an equal proportionate interest with each other share in that series, none having priority or preference over another. Although both Delaware and Maryland permit the creation of one or more series or classes of shares, neither the proposed Delaware Trusts nor the current Maryland Funds currently intend to divide their shares into series or classes.

  Delaware Trust and Maryland Fund Shareholder Liability and Maryland Corporation Liability. One area of difference between the two forms of organizations is the potential liability of shareholders. Generally, shareholders of a Delaware business trust are not personally liable for obligations of the Delaware Trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust be entitled to the same limitation of liability extended to shareholders of private, for-profit corporations. However, no similar statutory or other authority limiting business trust shareholder liability applies in many other states. As a result, to the extent that the Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Delaware Trust shareholders to liability. To guard against this risk, the Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Delaware Trust and requires that notice of such disclaimer be given in each agreement, obligation and instrument entered into by the Delaware Trust or its Trustees and (ii) provides for indemnification by the fund of any shareholder held personally liable for the obligations of the Delaware Trust. Thus, the risk of a Delaware Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series or fund itself would be unable to meet its obligations. In light of Delaware law, the nature of the Delaware Trust's business, and the nature of its assets, the Adviser believes that the risk of personal liability to a Delaware Trust shareholder is extremely remote.

  Shareholders of a Maryland corporation currently have no personal liability for the corporation's acts or obligations, except that a shareholder may be liable to the extent that he or she knowingly receives a distribution (including a transfer of money or other property and the incurrence or forgiveness of indebtedness by corporation) in excess of the amount which properly could have been paid under Maryland law.

  Liability of Trustees or Directors. Maryland law provides that, in addition to any other liability imposed by law, the Directors may be liable to a Maryland corporation: (1) for voting or assenting to the declaration of any dividend or other distribution of assets to shareholders which is contrary to Maryland law,
(2) for voting or assenting to certain distributions of assets to shareholders during liquidation of the corporation and (3) for voting or assenting to a repurchase of the shares of a Maryland corporation in violation of Maryland law. In the event of any litigation against the Directors or officers of a Maryland Fund, the Maryland Fund may indemnify the Director, unless it is established that the Director acted in bad faith or with active and deliberate dishonesty, or the Director actually received an improper personal benefit, or, in the case of any criminal proceeding, the Director had reasonable cause to believe that the conduct was unlawful. However, indemnification may not be made in any proceeding by or in the right of a Maryland Fund in which a Director is adjudged to be liable to the Maryland Fund. Under Maryland law, a Maryland Fund may advance money to a Director for expenses of litigation only if he or she demonstrates that he or she acted in good faith and reasonably believed that his or her conduct met the standard of conduct necessary for indemnification by the Fund. The Trust Instrument provides that the Trustees shall not be liable to any person in connection with the assets or affairs of the Delaware Trust and that a Trustee shall not be liable for any errors of judgement or mistakes of fact or law. Nothing in the Trust Instrument of the Delaware Trusts or the Articles of Incorporation of the Maryland Funds protects a Trustee or Director against any liability to the Delaware Trust or Maryland Fund, or its shareholders, to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.


  Voting Rights of Maryland Fund and Delaware Trust Shareholders. Neither Maryland corporations nor Delaware business trusts are required to hold annual meetings. The New York Stock Exchange, Inc. requires that any listed company hold an annual meeting each fiscal year. The shares of the Maryland Funds are listed on The New York Stock Exchange, Inc. and, even if the Maryland Funds convert to Delaware Trusts, the Delaware Trusts will continue to conduct an Annual Meeting of Shareholders each year. The Articles of Incorporation or By-Laws of the Maryland Funds and Trust Instruments of the Delaware Trusts each, in substance, provide that a special meeting of shareholders may be called by the holders of 10% or more of the shares.


  Each Delaware Trust, like its corresponding Maryland Fund, will operate as a closed-end investment company registered with the SEC under the 1940 Act. Shareholders of each Delaware Trust will, therefore, have the power to vote with respect to, among other things, changes in fundamental investment policies and restrictions of their respective Delaware Trust; ratification of the selection by the Trustees of the independent auditors for the Delaware Trust; and such additional matters relating to the Delaware Trust as may be required by law, or which the Trustees consider desirable. If, at any time, less than two-thirds of the Trustees holding office have been elected by shareholders, the Trustees then in office will promptly call a meeting of shareholders of the affected Delaware Trust for the purpose of electing a Board of Trustees.

  The Trust Instrument provides that shareholders shall have the power to vote only with respect to (i) the election or removal of Trustees as provided therein,

(ii) the approval or termination of investment advisory agreements or the distribution contracts, (iii) the termination or reorganization of the Trust or any series, (iv) with respect to amendments of the Trust Instrument to the extent they would adversely affect the rights of shareholders, (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Delaware Trust or any series, or the shareholders thereof, and (vi) with respect to such additional matters as may be required by law, the Trust Instrument, By-Laws or as the Trustees may consider necessary or desirable.



  Each Maryland Fund's Articles of Incorporation and Maryland law generally give shareholders substantially similar voting rights. Both the Trust Instrument and the Maryland Fund's Articles of Incorporation require a majority of shares to establish quorum for a meeting and require at least the vote of a majority of the shares present in person or by proxy at the meeting to constitute shareholder action except as described in greater detail herein. Each Trust Instrument may require a greater vote than a majority of the shares present in person or by proxy to authorize the following actions: (a) a merger or consolidation of the Delaware Trust (in which the Delaware Trust is not the surviving company); (b) the dissolution of the Delaware Trust; (c) the sale of all or substantially all of the assets of the Delaware Trust to any person (as such term is defined in the 1940 Act ); (d) any amendment to the Trust Instrument that makes any of the Trust's shares a "redeemable security" (as such term is defined in the 1940 Act); (e) any amendment to, repeal of or adoption of any provision inconsistent with the election and term of the trustees; or (f) any amendment to the Trust Instrument that reduces the vote required to authorize the actions enumerated in clauses (a) through (f). Under the Trust Instrument, the vote requirement to authorize the actions specified in clauses
(a) through (f) above is the affirmative vote of three-fourths of the outstanding shares entitled to be cast unless such action has been approved by two-thirds of the Trustees in which case an affirmative vote of a majority of the outstanding shares entitled to be cast is required to authorize the action. The Articles of Incorporation of the Bond Fund contain the identical voting requirements as in the Trust Instrument with respect to the actions enumerated in clauses (a) through (f) above. The Articles of Incorporation of the Convertible Securities Fund require a vote of two-thirds of the outstanding shares entitled to be cast to authorize any action listed in clauses (a) through
(f) above, and specifically require with respect to clause (a) that a merger with a closed-end investment company requires that such closed-end investment company's charter provides for a two-thirds or greater vote of each class of such company's stock to approve the transactions described by clauses (a) through (f).


  Right of Inspection. Maryland law provides that persons who have been shareholders of record for six months or more and who own at least five percent of the shares of a Maryland Fund may inspect the books of account and stock ledger of the Maryland Fund. Delaware Trust shareholders have the same rights to inspect the records, accounts and books of the Delaware Trust as are permitted shareholders of a Delaware business corporation. Currently, each shareholder of a Delaware business corporation is permitted to inspect records, accounts and books of a business corporation for any legitimate business purpose.

  The foregoing is only a summary of certain of the differences between the Maryland Funds, the Articles of Incorporation and By-Laws and Maryland law and the Trust Instrument of the Delaware Trusts, their By-Laws and Delaware law. It is not a complete list of differences. Shareholders should refer to the provisions of such Articles of Incorporation, By-Laws and Maryland law and the Trust Instrument, By-Laws and Delaware law directly for a more thorough comparison. Shareholders on the Record Date may obtain copies of the organizational documents of the Maryland Funds by calling the telephone number set forth on the first page of this Proxy Statement.

TEMPORARY AMENDMENT TO INVESTMENT RESTRICTIONS


  During the period prior to its Reorganization, each Maryland Fund will own the only outstanding share of its corresponding Delaware Trust. By acquiring a nominal share of its corresponding Delaware Trust, the Maryland Fund can then vote to elect as Trustees of such Delaware Trust the nominees named in Proposal 3 below, (provided that Shareholders of the Maryland Fund elect such nominees at the Meeting), as well as elect the incumbent Trustees of the Maryland Funds, approve the Successor Investment Advisory Agreement and ratify the selection of Ernst & Young LLP independent auditors, in order to comply with the provisions of the 1940 Act requiring such Shareholder approvals.


  The Maryland Funds have investment restrictions which require Shareholder approval before they can be changed and which might otherwise preclude such Maryland Fund from completing the Reorganization, including (for example) restrictions which prohibit such Maryland Fund from purchasing any securities (excluding securities of the United States Government or any instrumentality thereof), if, as a result, more than five percent of the Maryland Fund's total assets (taken at market value) would then be invested in securities of a single issuer or, if, as a result, such Fund would hold more than ten percent of the outstanding voting securities of an issuer; a prohibition against making investments for the purpose of exercising control or participating in management; and a prohibition from investing in another investment company. By approving the Reorganizations, the Shareholders will be authorizing a suspension of any and all of these restrictions only to the extent necessary to permit the Reorganizations to take place.

FEDERAL INCOME TAX CONSEQUENCES

  It is anticipated that the transactions contemplated by the Plans of Reorganization will be tax-free. Consummation of each Reorganization is subject to receipt of an opinion of Sullivan & Worcester LLP, counsel to each Maryland Fund, that, under the Code, the Reorganization of the respective Maryland Fund into a Delaware Fund pursuant to a Plan of Reorganization will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Maryland Fund or the Shareholders of the Maryland Fund. A Shareholder's adjusted basis for tax purposes in shares of a Delaware Trust after the Reorganizations will be the same as his or her adjusted basis for tax purposes in the shares of the corresponding Maryland Fund immediately before the Reorganizations. Each Shareholder should consult his or her own tax adviser with respect to the state and local tax consequences of the proposed transaction.

EXPENSES

  Expenses related to the Reorganization of each Maryland Fund into a Delaware Trust are currently expected to be approximately $14,500, which expenses will be borne by each respective Maryland Fund.

SHAREHOLDER APPROVAL


  Approval of the Reorganization will require the affirmative vote of a majority of the outstanding shares of the Bond Fund entitled to vote on the proposal and two-thirds of the outstanding shares of the Convertible Securities Fund entitled to vote on the proposal.



RECOMMENDATION OF DIRECTORS



  The Board of each Maryland Fund has unanimously approved the proposed Reorganization of each Maryland Fund and has determined that participation in such Reorganization is in the best interests of each Maryland Fund and that the interests of existing shareholders of each Maryland Fund will not be diluted as a result of the Reorganization. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF EACH MARYLAND FUND VOTE "FOR" APPROVAL OF PROPOSAL 2.

- ------------------------------------------------------------------------------
PROPOSAL 3: ELECTION OF TRUSTEES
- ------------------------------------------------------------------------------


  Each Fund's Board is divided into three classes of directors for the Bond Fund and Convertible Securities Fund and trustees for the Income Trust, each class serving for three years. The term of one class expires each year and no term shall continue for more than three years after the applicable election. This type of classification may prevent replacement of a majority of the Trustees for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, Maryland or Massachusetts law, respectively, and the By-Laws of each of the Funds.


  It is the intention of the persons named in the accompanying form of proxy to nominate and to vote such proxy for the election of the persons named below, or if any such persons shall be unable to serve, to vote for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment. The Funds, however, have no reason to believe that it will be necessary to designate a substitute nominee.


  The following schedule sets forth certain information regarding each Trustee and nominee, including incumbent Trustees whose current terms do not expire in 1996. All nominees have consented to being named in this proxy statement and have agreed to serve if elected for each Maryland Fund, each Delaware Trust and Income Trust.


  Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The "Interested" nominee and Trustees (as defined by Section 2(a)(19) of the 1940 Act) are indicated by asterisks.

THE TRUSTEES

  The following schedule sets forth the initial election of each incumbent Trustee of each Fund listed below:

   FUND      CARLTON COCANOUGHER GROSS MERTEN MULLER PAULSEN PETTIT POWELL SHEPARD
- -----------  ------- ----------- ----- ------ ------ ------- ------ ------ -------
Bond......... 1992      1993     1993   1993   1990   1983    1993   1987   1972
Convertible.. 1992      1993     1993   1993   1990   1983    1993   1987   1972
Income....... 1992      1993     1993   1993   1990   1988    1993   1987   1987

                  INFORMATION REGARDING NOMINEES FOR ELECTION


                                               PRINCIPAL OCCUPATION
                                              DURING PAST FIVE YEARS
 NAME, ADDRESS AND AGE OF TRUSTEE            AND PUBLIC DIRECTORSHIPS
- ---------------------------------- --------------------------------------------
STEPHEN R. GROSS                   Managing Partner and Vice President of
  Gross, Collins & Cress, P.C.     Gross, Collins & Cress, P.C. (accounting
    2625 Cumberland Parkway        firm); Director, Charter Bank & Trust,
    Suite 400                      Marietta, Georgia. A Director or Trustee of
    Atlanta, GA 30339              each Fund and a Trustee and Managing General
    Age: 48                        Partner of other open-end investment
                                   companies for which the Adviser serves as
                                   investment adviser.

ALAN G. MERTEN, Ph.D.              President, George Mason University;
  Office of the President          Director, Comshare, Inc. (information
    George Mason University        technology), The INDUS Group (information
    Mason Hall                     technology) and BIG, Inc. (information
    4400 University Drive          technology); formerly Director; Tompkins
    Fairfax, VA 22030              County Trust Company, Ithaca, New York;
    Age: 54                        formerly Dean, College of Business
                                   Administration, University of Florida;
                                   formerly the Anne and Elmer Lindseth Dean of
                                   Johnson Graduate School of Management,
                                   Cornell University. A Director or Trustee of
                                   each Fund and a Trustee of Common Sense
                                   Trust, an open-end investment company for
                                   which the Adviser serves as investment
                                   adviser.

F. ROBERT PAULSEN, Ph.D.           Dean Emeritus and Professor Emeritus of
  2801 N. Indian Ruins             Higher Education, The University of Arizona;
  Tucson, AZ 85715                 Director, American General Series Portfolio
  Age: 74                          Co. (mutual fund). A Director or Trustee of
                                   each Fund, and a Trustee and Managing
                                   General Partner of other open-end investment
                                   companies for which the Adviser serves as
                                   investment adviser.

                                               PRINCIPAL OCCUPATION
                                              DURING PAST FIVE YEARS
 NAME, ADDRESS AND AGE OF TRUSTEE            AND PUBLIC DIRECTORSHIPS
- ---------------------------------- --------------------------------------------
*DON G. POWELL                     President, Chief Executive Officer and a
  2800 Post Oak Blvd.              Director of VKAC Holding and VKAC and
  Houston, TX 77056                Chairman, Chief Executive Officer and a
  Age: 56                          Director of Van Kampen American Capital
                                   Distributors, Inc. ("Distributors"), the
                                   Adviser, Van Kampen American Capital
                                   Investment Advisory Corp. (the "VK
                                   Adviser"), Van Kampen American Capital
                                   Management, Inc. and Van Kampen American
                                   Capital Advisors, Inc. Chairman, President
                                   and a Director of Van Kampen American
                                   Capital Exchange Corporation, American
                                   Capital Contractual Services, Inc., Van
                                   Kampen Merritt Equity Holdings Corp., and
                                   American Capital Shareholders Corporation.
                                   Chairman and a Director of ACCESS Investor
                                   Services, Inc. ("ACCESS"), Van Kampen
                                   Merritt Equity Advisors Corp., McCarthy,
                                   Crisanti & Maffei, Inc., and Van Kampen
                                   American Capital Trust Company. Chairman,
                                   President and a Director of Van Kampen
                                   American Capital Services, Inc. Chairman of
                                   the Board, President and a Director or
                                   Trustee of each Fund and Trustee or Managing
                                   General Partner of other open-end investment
                                   companies and closed-end investment
                                   companies advised by the Adviser. Prior to
                                   July 1996, Chairman and Director of VSM Inc.
                                   and VCI Inc. Prior to July 1996, President,
                                   Chief Executive Officer and a
                                   Trustee/Director of certain open-end
                                   investment companies and closed-end
                                   investment companies advised by the Adviser
                                   and the VK Adviser.


                                 OTHER TRUSTEES

  The other Trustees of the Funds whose terms will not expire in 1996 are:


                                               PRINCIPAL OCCUPATION
                                              DURING PAST FIVE YEARS
 NAME, ADDRESS AND AGE OF TRUSTEE            AND PUBLIC DIRECTORSHIPS
- ---------------------------------- --------------------------------------------
DONALD M. CARLTON, Ph.D.           President and Chief Executive Officer,
  Radian International L.L.C.      Radian International L.L.C. (chemical
    8501 N. Mopac Blvd.            engineering); Director, National Instruments
    Building No. 6                 Corp. (computer hardware and software
    Austin, TX 78759               development); Central and Southwest
    Age: 59                        Corporation (utility holding company);
                                   formerly Director, The Hartford Steam Boiler
                                   Inspection & Insurance Company (insurance/
                                   engineering services). A Director or Trustee
                                   of each Fund and a Trustee and Managing
                                   General Partner of other open-end investment
                                   companies for which the Adviser serves as
                                   investment adviser.

                                               PRINCIPAL OCCUPATION
                                              DURING PAST FIVE YEARS
 NAME, ADDRESS AND AGE OF TRUSTEE            AND PUBLIC DIRECTORSHIPS
- ---------------------------------- --------------------------------------------
A. BENTON COCANOUGHER, Ph.D.       Dean of College of Business Administration
  Texas A&M University             and Graduate School of Business, Texas A&M
    College of Business            University; Director, Randall's Food
    Administration                 Markets, Inc. (grocery stores); Director,
    Wehner Building, Room 413      First American Savings Bank; Director, First
    College Station, TX 77843      American Bank; formerly Senior Vice
    Age: 58                        President and Dean, University of Houston. A
                                   Director or Trustee of each Fund and Trustee
                                   of Common Sense Trust, an open-end
                                   investment company for which the Adviser
                                   serves as investment adviser.

**STEVEN MULLER, Ph.D.             Chairman of The 21st Century Foundation
  President Emeritus               (public affairs); President Emeritus, The
    The Johns Hopkins University   Johns Hopkins University; Director, Alex.
    Suite 711                      Brown & Sons, Inc. (investment banking),
    1619 Massachusetts Avenue,     Beneficial Corporation (bank holding
    N.W.                           company), and Millipore Corporation
    Washington, D.C. 20036         (bio-technology). A Director or Trustee of
    Age: 68                        each Fund and Trustee of Common Sense Trust,
                                   an open-end investment company for which the
                                   Adviser serves as investment adviser.

R. RICHARD PETTIT, Ph.D.           Duncan Professor of Finance, University of
  University of Houston            Houston; formerly Hanson Distinguished
    Central Campus                 Professor of Business, University of
    Dept. of Finance               Washington. A Director or Trustee of each
    College of Business            Fund and Trustee of Common Sense Trust, an
    4800 Calhoun                   open-end investment company for which the
    Houston, TX 77204              Adviser serves as investment adviser.
    Age: 54

ALAN B. SHEPARD, JR.               President, Seven Fourteen Enterprises, Inc.
  1512 Bonifacio Road              (investment); Partner, Houston Partners
  Pebble Beach, Calif. 93953       (venture capital); Director and Vice
  Age: 72                          Chairman, Kwik-Kopy Corporation (printing);
                                   Director, Allied Waste Industries (waste
                                   treatment). A Director or Trustee of each
                                   Fund and a Trustee and Managing General
                                   Partner of other open-end investment
                                   companies for which the Adviser serves as
                                   investment adviser.


- ---------------

 * Mr. Powell is an interested person, as defined in the 1940 Act, of the Funds and the Adviser by reason of his affiliation with the Adviser.

** Dr. Muller is an interested person of the Funds by reason of his position as director of a company which is a registered broker-dealer.


  As of August 12, 1996, certain nominees owned, directly or beneficially, the number of Shares of each Fund as set forth in the table below. Nominees who do not own any Shares of the Funds have been omitted from the table. All Trustees and officers as a group owned, directly or beneficially, less than 1% of the outstanding Shares of each Fund as of August 12, 1996. At such date the

"interested persons" of each Fund as a group owned an aggregate of less than 5% of the outstanding shares of the Fund.



             FUND NAME                CARLTON  MULLER    PAULSEN    POWELL     SHEPHERD
- -----------------------------------   -------  ------    -------    ------     --------
Bond...............................     500     100      1,000          0        200
Convertible........................     500     100        300      5,223        230
Income.............................   1,000     100      4,000          0      4,553



  No Trustee, other than Mr. Powell, has owned any securities of or has had any other material interest in, or a material interest in a material transaction with, the Adviser or its respective affiliates since the beginning of such Fund's most recent fiscal year.



OFFICERS OF THE FUNDS



  The following information relates to the executive officers of each Fund who are not Trustees. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or an affiliate of the Adviser. The officers of each Fund serve for one year or until their respective successors are chosen and qualified. Each Fund's officers receive no compensation from the Funds but may also be officers of the Adviser or officers of affiliates of the Adviser and receive compensation in such capacities.



                         POSITIONS AND         PRINCIPAL OCCUPATIONS       OFFICER
NAME, ADDRESS AND AGE  OFFICES WITH FUND        DURING PAST 5 YEARS         SINCE
- --------------------- -------------------  -----------------------------  ---------
William N. Brown..... Vice President of    Executive Vice President of      1996
 2800 Post Oak Blvd.   each Fund           the Adviser, VKAC Holding,
 Houston, TX 77056                         VKAC, Van Kampen American
 Age: 43                                   Capital Advisors, Inc.,
                                           American Capital Contractual
                                           Services, Inc., Van Kampen
                                           American Capital Exchange
                                           Corporation, ACCESS, and Van
                                           Kampen American Capital Trust
                                           Company. Director of American
                                           Capital Shareholders
                                           Corporation. Vice President
                                           of other investment companies
                                           advised by the Adviser and
                                           the VK Adviser.

Huey P. Falgout,      Assistant Secretary  Assistant Vice President and     1996
 Jr..................  of each Fund        Senior Attorney of VKAC.
 2800 Post Oak Blvd.                       Assistant Vice President and
 Houston, TX 77056                         Assistant Secretary of
 Age: 32                                   Distributors, the Adviser,
                                           the VK Adviser, Van Kampen
                                           American Capital Management,
                                           Inc., Van Kampen American
                                           Capital

                         POSITIONS AND         PRINCIPAL OCCUPATIONS       OFFICER
NAME, ADDRESS AND AGE  OFFICES WITH FUND        DURING PAST 5 YEARS         SINCE
- --------------------- -------------------  -----------------------------  ---------
                                           Advisors, Inc., American
                                           Capital Contractual Services,
                                           Inc., Van Kampen American
                                           Capital Exchange Corporation,
                                           ACCESS, and American Capital
                                           Shareholders Corporation.
                                           Assistant Secretary of other
                                           investment companies advised
                                           by the Adviser and the VK
                                           Adviser.

Nori L. Gabert....... Vice President and   Vice President, Associate        1991
 2800 Post Oak Blvd.   Secretary of each   General Counsel and Assistant
 Houston, TX 77056     Fund                Secretary of the Adviser,
 Age: 43                                   VKAC, the VK Adviser and
                                           Distributors. Vice President
                                           and Secretary of other
                                           investment companies advised
                                           by the Adviser.

Steven M. Hill....... Assistant Treasurer  Assistant Vice President of      1996
 One Parkview Plaza    of each Fund        the Adviser and the VK
 Oakbrook Terrace, IL                      Adviser. Assistant Treasurer
 60181                                     of other investment companies
 Age: 31                                   advised by the Adviser and
                                           the VK Adviser.

Tanya M. Loden....... Controller of each   Vice President of the            1991
 2800 Post Oak Blvd.   Fund                Adviser. Controller of other
 Houston, TX 77056                         investment companies advised
 Age: 36                                   by the Adviser
                                           and the VK Adviser -- formerly Tax
                                           Manager/Assistant Controller.

Dennis J.             Executive Vice       President, Chief Operating       1995
 McDonnell...........  President           Officer and a Director of the
 One Parkview Plaza    of each Fund        Adviser, the VK Adviser, Van
 Oakbrook Terrace, IL                      Kampen American Capital
 60181                                     Advisors, Inc. and Van Kampen
 Age: 54                                   American Capital Management,
                                           Inc. Executive Vice President
                                           and a Director of VKAC
                                           Holding and VKAC. President
                                           and Director of Van Kampen
                                           Merritt Equity Advisors Corp.
                                           Director of Van Kampen
                                           Merritt Equity Holding Corp.
                                           and McCarthy, Crisanti &
                                           Maffei, S.A. Chief Executive
                                           Officer and Director of
                                           McCarthy, Crisanti & Maffei,
                                           Inc. Chairman and a Director
                                           of MCM Asia Pacific Company,
                                           Limited. President and a
                                           Trustee/Director

                         POSITIONS AND         PRINCIPAL OCCUPATIONS       OFFICER
NAME, ADDRESS AND AGE  OFFICES WITH FUND        DURING PAST 5 YEARS         SINCE
- --------------------- -------------------  -----------------------------  ---------
                                           of open-end investment
                                           companies and closed-end
                                           investment companies advised
                                           by the Adviser and the VK
                                           Adviser. Executive Vice
                                           President of certain open-end
                                           investment companies and
                                           closed-end investment
                                           companies advised by the
                                           Adviser. Prior to July 1996,
                                           President, Chief Operating
                                           Officer and Director of VSM
                                           Inc. and VCJ Inc.

Curtis W. Morell..... Vice President and   Senior Vice President of the       *
 2800 Post Oak Blvd.   Chief Accounting    Adviser. Vice President and
 Houston, TX 77056     Officer of each     Chief Accounting Officer of
 Age: 49               Fund                most of the investment
                                           companies advised by the
                                           Adviser other investment
                                           companies advised by the
                                           Adviser and the VK Adviser.

Ronald A. Nyberg..... Vice President of    Executive Vice President,        1995
 One Parkview Plaza    each Fund           General Counsel and Secretary
 Oakbrook Terrace, IL                      of VKAC Holding and VKAC.
 60181                                     Executive Vice President,
 Age: 43                                   General Counsel and a
                                           Director of the Distributors,
                                           the Adviser, the VK Adviser,
                                           Van Kampen American Capital
                                           Management, Inc., Van Kampen
                                           Merritt Equity Advisors
                                           Corp., and Van Kampen Merritt
                                           Equity Holdings Corp.
                                           Executive Vice President,
                                           General Counsel and Assistant
                                           Secretary of Van Kampen
                                           American Capital Advisors,
                                           Inc., American Capital
                                           Contractual Services, Inc.,
                                           Van Kampen American Capital
                                           Exchange Corporation, ACCESS,
                                           Van Kampen American Capital
                                           Services, Inc. and American
                                           Capital Shareholders
                                           Corporation. Executive Vice
                                           President, General Counsel,
                                           Assistant Secretary and
                                           Director of Van Kampen
                                           American Capital Trust
                                           Company. General Counsel of
                                           McCarthy, Crisanti & Maffei,
                                           Inc. Vice President and
                                           Secretary of open-

                         POSITIONS AND         PRINCIPAL OCCUPATIONS       OFFICER
NAME, ADDRESS AND AGE  OFFICES WITH FUND        DURING PAST 5 YEARS         SINCE
- --------------------- -------------------  -----------------------------  ---------
                                           end investment companies and
                                           closed-end investment
                                           companies advised by the VK
                                           Adviser. Vice President of
                                           open-end investment companies
                                           and closed-end investment
                                           companies advised by the
                                           Adviser. Director of ICI
                                           Mutual Insurance Co., a
                                           provider of insurance to
                                           members of the Investment
                                           Company Institute. Prior to
                                           July 1996, Executive Vice
                                           President and General Counsel
                                           of VSM Inc., and Executive
                                           Vice President, General
                                           Counsel and Director of VCJ
                                           Inc.

Robert C. Peck,       Vice President of    Executive Vice President and      **
 Jr..................  Bond Fund and       Director of the Adviser.
 2800 Post Oak Blvd.   Income Trust        Executive Vice President of
 Houston, TX 77056                         the VK Adviser. Vice
 Age: 49                                   President of certain open-end
                                           investment companies and
                                           closed-end investment
                                           companies advised by the
                                           Adviser and the VK Adviser.

Alan T. Sachtleben... Vice President of    Executive Vice President and     1987
 2800 Post Oak Blvd.   Convertible         Director of the Adviser.
 Houston, TX 77056     Securities Fund     Executive Vice President of
 Age: 54                                   the VK Adviser. Vice
                                           President of certain open-end
                                           investment companies and
                                           closed-end investment
                                           companies advised by the
                                           Adviser and the VK Adviser.

John L. Sullivan..... Treasurer of each    First Vice President of the      1996
 One Parkview Plaza    Fund                Adviser and the VK Adviser
 Oakbrook Terrace, IL                      and/or Controller of other
 60181                                     investment companies advised
 Age: 41                                   by the Adviser and the VK
                                           Adviser.

Robert Sullivan...... Assistant            Assistant Vice President of      1996
 2800 Post Oak Blvd.   Controller of each  the Adviser. Assistant
 Houston, TX 77056     Fund                Controller of other
 Age: 63                                   investment companies advised
                                           by the Adviser and the VK
                                           Adviser.

                         POSITIONS AND         PRINCIPAL OCCUPATIONS       OFFICER
NAME, ADDRESS AND AGE  OFFICES WITH FUND        DURING PAST 5 YEARS         SINCE
- --------------------- -------------------  -----------------------------  ---------
Paul R. Wolkenberg... Vice President of    Executive Vice President of      1990
 2800 Post Oak Blvd.   each Fund           VKAC Holding, VKAC,
 Houston, TX 77056                         Distributors, and the
 Age: 51                                   Adviser. President, Chief
                                           Executive Officer and a
                                           Director of Van Kampen
                                           American Capital Trust
                                           Company and ACCESS. Vice
                                           President of other investment
                                           companies advised by the
                                           Adviser and the VK Adviser.

Edward C. Wood III... Vice President and   Senior Vice President of the     1996
 One Parkview Plaza    Chief Financial     Adviser and the VK Adviser.
 Oakbrook Terrace, IL  Officer of each     Vice President and Chief
 60181                 Fund                Financial Officer of other
 Age: 40                                   investment companies advised
                                           by the Adviser and the VK
                                           Adviser.


- ---------------


 * Officer of the Bond Fund and the Convertible Securities Fund since 1976; officer of the Income Trust since 1987.



** Officer of the Bond Fund since 1987; officer of the Income Trust since 1988.


REMUNERATION PAID TO TRUSTEES

  No remuneration is paid by a Fund to a Trustee who is an affiliated person of the Adviser. Trustees who are not affiliated with the Adviser are compensated by each Fund and reimbursed for out-of-pocket expenses. A Trustee on the Board of Bond Fund is compensated at the annual rate of $1,921 plus $128 for each Board and committee meeting attended. A Trustee on the Board of Income Trust is compensated at the annual rate of $1,551 plus $103 for each Board and committee meeting attended. A Trustee on the Board of Convertible Securities Fund is compensated at the annual rate of $1,416 plus $94 for each Board and committee meeting attended. The Trustees also receive compensation for serving in similar capacities for a number of other funds advised by the Adviser.

  Additional information regarding compensation paid by each Fund and the related mutual funds for which the Trustees serve as directors, trustees or managing general partners noted above is set forth in Annex D.

STANDING COMMITTEES

  Each Fund has a Nominating Committee, the functions of which are (a) selecting and recommending to the Board nominees for election as trustees and (b) proposing and recommending to the Board the terms of compensation for trustees. The committee consists of Messrs. Cocanougher, Muller, Paulsen, Pettit and Shepard. With respect to Bond Fund, the committee held six meetings during the last fiscal year. With respect to Convertible Securities Fund and Income Trust, the committee held four meetings during the last fiscal year. The committee is prepared to review nominations from Shareholders to fill trusteeships in written communications addressed to the committee at the applicable Fund's headquarters, although the committee expects to be able to identify from its own resources an ample number of qualified candidates.

  Each Fund has an Audit Committee which makes recommendations to the Board concerning the selection of each Fund's independent auditors, reviews with such auditors the scope and results of the annual audits and considers any comments which the auditors may have regarding such Fund's financial statements or books of account. The committee consists of Messrs. Gross, Paulsen and Shepard. With respect to the Bond Fund, the Committee held three meetings during the last fiscal year. With respect to the Convertible Securities Fund and Income Trust, the committee held two meetings during the last fiscal year.

  With respect to Bond Fund, the Board met five times during the last fiscal year. With respect to Convertible Securities Fund and Income Trust, the board met four times during the last fiscal year. During such fiscal year all trustees attended at least 75% of the aggregate of (a) the total number of meetings of the Board and (b) the total number of meetings held by all committees of the Board on which they served.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE



  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each of the Fund's Trustees, officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Fund's equity securities to file forms with the SEC and the New York Stock Exchange, Inc., reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund Shares. These persons and entities are required by SEC regulations to furnish the Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, such Fund believes that during the last fiscal year for each Fund, the Fund's Trustees, officers, investment adviser and affiliated persons of the investment adviser complied with the applicable filing requirements except for the following: a Form 3 reflecting the election of Messrs. John L. Sullivan and Edward C. Wood as officers of each Fund was inadvertently reported late. To the knowledge of management of each Fund, no Shareholder of any of the Funds owns more than 10% of a registered class of any Fund's equity securities.


SHAREHOLDER APPROVAL

  The Shareholders of each Fund are entitled to vote on this issue. An affirmative vote of a plurality of the outstanding Shares of each Fund present in person or by proxy is required to elect the nominees for each Fund. THE BOARD OF DIRECTORS OR TRUSTEES OF EACH FUND RECOMMENDS A VOTE "IN FAVOR" OF ALL OF THE NOMINEES.


- ------------------------------------------------------------------------------
PROPOSAL 4: RATIFICATION OF INDEPENDENT AUDITORS
- ------------------------------------------------------------------------------

  The Board of each Fund, including a majority of the Disinterested Trustees, has selected the firm of Ernst & Young LLP, independent auditors, to examine the financial statements for the current fiscal year of each Fund. Each Fund knows of no direct or indirect financial interest of the auditors in the Funds. Such appointment is subject to ratification or rejection by the Shareholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

  Representatives of Ernst & Young LLP are expected to be present at the Meeting and will be available to respond to appropriate questions from Shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL


  The Shareholders of each Fund are entitled to vote on this issue. An affirmative vote of a majority of the Shares of each Fund present in person or by proxy is required to ratify the selection of the accountants for such Fund. THE BOARD OF DIRECTORS OR TRUSTEES OF EACH FUND RECOMMENDS A VOTE "FOR" RATIFICATION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE CURRENT FISCAL YEAR OF EACH FUND.


- ------------------------------------------------------------------------------
OTHER INFORMATION
- ------------------------------------------------------------------------------

DIRECTORS AND OFFICERS OF THE ADVISER


  The following sets forth certain information concerning the principal executive officers and directors of the Adviser who are not Trustees of the Funds. The principal occupation and address of each executive officer and director of the Adviser is either noted below or described herein under Proposal 3.



                              POSITION WITH
         NAME                  THE ADVISER              PRINCIPAL OCCUPATION
- ---------------------- ----------------------------  ---------------------------
Dennis J. McDonnell... President, Chief Operating    See Proposal 3
                         Officer and Director

Ronald A. Nyberg...... Executive Vice President,     See Proposal 3
                         General Counsel and
                         Director

                              POSITION WITH
         NAME                  THE ADVISER              PRINCIPAL OCCUPATION
- ---------------------- ----------------------------  ---------------------------
William R. Rybak...... Executive Vice President,     Executive Vice President
  One Parkview Plaza     Chief Financial Officer     and Chief Financial Officer
  Oakbrook Terrace, IL   and Director..............  of VKAC Holding and VKAC
  60181                                              since February 1993, and
                                                     Treasurer of VKAC Holding
                                                     through December 1993.
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     a Director of the
                                                     Distributors, the Adviser,
                                                     the VK Adviser and Van
                                                     Kampen American Capital
                                                     Management, Inc. Executive
                                                     Vice President, Chief
                                                     Financial Officer,
                                                     Treasurer and Director of
                                                     Van Kampen Merritt Equity
                                                     Advisors Corp. Executive
                                                     Vice President and Chief
                                                     Financial Officer of the
                                                     Van Kampen American Capital
                                                     Advisors, Inc., Van Kampen
                                                     American Capital Exchange
                                                     Corporation, Van Kampen
                                                     American Capital Trust
                                                     Company, ACCESS and
                                                     American Capital
                                                     Contractual Services, Inc.
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer of American
                                                     Capital Shareholders
                                                     Corporation, Van Kampen
                                                     American Capital Services,
                                                     Inc. and Van Kampen Merritt
                                                     Equity Holdings Corp. Chief
                                                     Financial Officer and
                                                     Treasurer of McCarthy,
                                                     Crisanti & Maffei, Inc.
                                                     Chairman of the Board of
                                                     Hinsdale Financial Corp., a
                                                     savings and loan holding
                                                     company. Prior to July
                                                     1996, Executive Vice
                                                     President, Chief Financial
                                                     Officer and a Director of
                                                     VCJ Inc., and Executive
                                                     Vice President and Chief
                                                     Financial Officer of VSM
                                                     Inc.

Peter W. Hegel........ Executive Vice President      See Proposal 3

Robert C. Peck, Jr.... Executive Vice President and  See Proposal 3
                         Director

Alan T. Sachtleben.... Executive Vice President and  See Proposal 3
                         Director

  Following the Acquisition, the Adviser will be an affiliate of Morgan Stanley & Co., a registered broker-dealer. The amount of commissions paid by the Convertible Securities Fund to Morgan Stanley & Co. during its most recently completed fiscal year was $7,435. Bond Fund and Income Trust paid no commissions to Morgan Stanley & Co. during their most recently completed fiscal year.



- ------------------------------------------------------------------------------

EXPENSES
- ------------------------------------------------------------------------------


  VKAC Holding and the Funds will share the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice, this Proxy Statement. VKAC Holding will bear such expenses to the extent that they relate to the Acquisition (i.e., Proposal 1). The Funds will bear such expenses to the extent that they relate to governance of the Funds (i.e., Proposals 2, 3 and 4).



  In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of each of the Funds, the Adviser or VKAC, or by Boston Financial Data Services, Inc. or by First Data Investors Services Group, a solicitation firm located in Boston, Massachusetts that has been engaged to assist in proxy solicitation at an estimated cost of approximately $15,800 for Bond Fund, $4,950 for Convertible Securities Fund and $3,800 for Income Trust.


- ------------------------------------------------------------------------------
SHAREHOLDER PROPOSALS
- ------------------------------------------------------------------------------


  Shareholder proposals intended to be presented at the 1997 Annual Meeting of the Shareholders of each of the Funds must be received by June 25, 1997 to be included in the Proxy Statement and the form of proxy relating to that meeting.


- ------------------------------------------------------------------------------
GENERAL
- ------------------------------------------------------------------------------

  Management of each Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

  A list of Shareholders of each Fund entitled to be present and vote at the Meeting will be available at the offices of the respective Fund, 2800 Post Oak Boulevard, Houston, Texas 77056, for inspection by any Shareholder during regular business hours for ten days prior to the date of the Meeting.

  Failure of a quorum to be present at the Meeting for any Fund may necessitate adjournment and may subject such Fund to additional expense.

  IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                          NORI L. GABERT,
                                          Vice President and Secretary

September 11, 1996

                                                                         ANNEX A
- ------------------------------------------------------------------------------
FORM OF INVESTMENT ADVISORY AGREEMENT
- ------------------------------------------------------------------------------


  AGREEMENT, made this     day of       , 1996, by and between VAN KAMPEN
AMERICAN CAPITAL BOND FUND, INC., a Maryland corporation, hereinafter referred to as the "FUND," and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC., a Delaware corporation, hereinafter referred to as the "ADVISER".


  The FUND and the ADVISER agree as follows:

(1.) SERVICES RENDERED AND EXPENSES PAID BY ADVISER

  The ADVISER, subject to the control, direction and supervision of the FUND's Board of Directors and in conformity with applicable laws, the FUND's Articles of Incorporation, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions, shall:

        a. manage the investment and reinvestment of the FUND's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of the industries and companies to be represented in the FUND's portfolio, and formulating and implementation of investment programs;

        b. maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the FUND's account with brokers or dealers selected by the ADVISER;

        c. conduct and manage the day-to-day operations of the FUND including, by way of illustration, the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, the furnishing of routine legal services except for services provided by outside counsel to the FUND selected by the Board of Directors, and the supervision of the FUND's Treasurer and the personnel working under his direction; and

        d. furnish to the FUND office space, facilities, equipment and personnel adequate to provide the services described in paragraphs a., b., and c. above and pay the compensation of each FUND director and FUND officer who is an affiliated person of the ADVISER, except the compensation of the FUND's Treasurer and related expenses as provided below.

  In performing the services described in paragraph b. above, the ADVISER shall use its best efforts to obtain for the FUND the most favorable price and execution available and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization by the FUND's Board of Directors of appropriate policies and procedures, the ADVISER may, to the extent authorized by law, cause the FUND to pay a broker or dealer that provides brokerage and research services to the ADVISER an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In the event of such authorization and to the extent authorized by law the ADVISER shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  Except as otherwise agreed, or as otherwise provided herein, the FUND shall pay, or arrange for others to pay, all its expenses other than those expressly stated to be payable by the ADVISER hereunder, which expenses payable by the FUND shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments; (iii) compensation of its directors and officers other than those who are affiliated persons of the ADVISER; (iv) compensation of its Treasurer, compensation of personnel working under the Treasurer's direction, and expenses of office space, facilities, and equipment used by the Treasurer and such personnel in the performance of their normal duties for the FUND which consist of maintenance of the accounts, books and other documents which constitute the record forming the basis for the FUND's financial statements, preparation of such financial statements and other FUND documents and reports of a financial nature required by federal and state laws, and participation in the production of the FUND's registration statement, prospectuses, proxy solicitation materials and reports to stockholders; (v) fees of outside counsel to and of independent accountants of the FUND selected by the Board of Directors; (vi) custodian, registrar and transfer agent fees and expense; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases or redemptions; (viii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and related expenses of registering and qualifying the FUND and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the FUND; (xi) all other expenses incidental to holding meetings of the FUND's stockholders including proxy solicitations therefor; (xii) expenses for servicing stockholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the FUND's membership in trade associations approved by the Board of Directors; and (xv) such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the FUND may have to indemnify its officers and directors with respect thereto. To the extent that any of the foregoing expenses are allocated between the FUND and any other party, such allocations shall be pursuant to methods approved by the Board of Directors.

(2.) ROLE OF ADVISER

  The ADVISER, and any person controlled by or under common control with the ADVISER, shall be free to render similar services to others and engage in other activities, so long as the services rendered to the FUND are not impaired.

  Except as otherwise required by the Investment Company Act of 1940 any of the stockholders, directors, officers and employees of the FUND may be a stockholder, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlled by or under common control with the ADVISER, and the ADVISER, and any person controlled by or under common control with the ADVISER, may have an interest in the FUND.

  Except as otherwise agreed, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the ADVISER, the ADVISER shall not be subject to liability to the FUND, or to any stockholder of the FUND, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(3.) COMPENSATION PAYABLE TO ADVISER

  The FUND shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee computed at the following annual rates:

        a. on the first $150 million of the FUND's average weekly net assets, .50%;

        b. on the next $100 million of the FUND's average weekly net assets, .45%;

        c. on the next $100 million of the FUND's average weekly net assets, .40%; and

        d. on the excess over $350 million of the FUND's average weekly net assets, .35%.

  Such average weekly net assets shall be determined by taking the average of the net assets made in the manner provided in the FUND's Articles of Incorporation for each week during a given calendar month. Such fee shall be payable for each calendar month as soon as practicable after the end of that month.

  The fees payable to the ADVISER by the FUND pursuant to this Section 3 shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the ADVISER, or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., or its successor, in connection with the purchase and sale of portfolio investments of the FUND, less any direct expenses incurred by such person, in connection with obtaining such commissions, fees, brokerage or similar payments. The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and exchange offer fees in connection with the FUND's portfolio transactions and shall advise the Board of Directors of any other commissions, fees, brokerage or similar payments which may be possible for the ADVISER or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., or its successor, to receive in connection with the FUND's portfolio transactions or other arrangements which may benefit the FUND.

  In the event that the ordinary business expenses of the FUND for any fiscal year should exceed 1 1/2% of the first $30 million of the FUND's average weekly net assets determined in the manner described in this Section 3, plus 1% of any excess over $30 million of such average weekly net assets so taken, the compensation due the ADVISER for such fiscal year shall be reduced by the amount of such excess. The ADVISER's compensation shall be so reduced by a reduction or a refund thereof, at the time such compensation is payable after the end of each calendar month during such fiscal year of the FUND, and if such amount should exceed such monthly compensation, the ADVISER shall pay the FUND an amount sufficient to make up the deficiency, subject to readjustment during the FUND's fiscal year. For purposes of this paragraph, all ordinary business expenses of the FUND shall exclude expenses incurred by the FUND (i) for interest and taxes;
(ii) brokerage commissions; (iii) as a result of litigation in connection with a suit involving a claim for recovery by the FUND; (iv) as a result of litigation involving a defense against a liability asserted against the FUND, provided that, if the ADVISER made the decision or took the actions which resulted in such claim, it acted in good faith without negligence or misconduct; and (v) any indemnification paid by the FUND to its officers and directors and the ADVISER in accordance with applicable state and federal laws as a result of such litigation.

  If the ADVISER shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

(4.) DURATION OF AGREEMENT

  This Agreement shall have an initial term of two years from the date hereof and shall continue in force from year to year thereafter, but only so long as such continuance is approved at least annually by the vote of a majority of the FUND's directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the FUND's Board of Directors or a majority of the FUND's outstanding voting securities.

  This Agreement shall terminate automatically in the event of its assignment. The Agreement may be terminated at any time by the FUND's Board of Directors, by vote of a majority of the FUND's outstanding voting securities, or by the ADVISER, on not more than 60 days', nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon. Such termination shall be without payment of any penalty.

(5.) MISCELLANEOUS PROVISIONS

  For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or the FUND by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff, under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

  The parties hereto each have caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VAN KAMPEN AMERICAN CAPITAL BOND FUND, INC.

By:
   ---------------------------

Name:
     -------------------------

Its:
    --------------------------

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.

By:
   ---------------------------

Name:
     -------------------------

Its:
    --------------------------

- ------------------------------------------------------------------------------
FORM OF INVESTMENT ADVISORY AGREEMENT
- ------------------------------------------------------------------------------

  AGREEMENT made this     day of          , 1996, by and between VAN KAMPEN
AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC., a Maryland corporation, hereinafter referred to as the "FUND," and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC., a Delaware corporation, hereinafter referred to as the "ADVISER".

  The FUND and the ADVISER agree as follows:

(1.) SERVICES RENDERED AND EXPENSES PAID BY ADVISER

  The ADVISER, subject to the control, direction and supervision of the FUND's Board of Directors and in conformity with applicable laws, the FUND's Articles of Incorporation, Bylaws, registration statements, prospectus and stated investment objectives, policies and restrictions, shall:

        a. manage the investment and reinvestment of the FUND's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of the industries and companies to be represented in the FUND's portfolio, and formulation and implementation of investment programs;

        b. maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the FUND's account with brokers or dealers selected by the ADVISER;

        c. conduct and manage the day-to-day operations of the FUND including, by way of illustration, the preparation of registration statements, prospectuses, reports, proxy solicitation materials and amendments thereto, the furnishing of routine legal services except for services provided by outside counsel to the FUND selected by the Board of Directors, and the supervision of the FUND's Treasurer and the personnel working under his direction; and

        d. furnish to the FUND office space, facilities, equipment and personnel adequate to provide the services described in paragraphs a., b., and c. above and pay the compensation of each FUND director and FUND officer who is an affiliated person of the ADVISER, except the compensation of the FUND's Treasurer and related expenses as provided below.

  In performing the services described in paragraph b. above, the ADVISER shall use its best efforts to obtain for the FUND the most favorable price and execution available and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization by the FUND's Board of Directors of appropriate policies and procedures, the ADVISER may, to the extent authorized by law, cause the FUND to pay a broker or dealer that provides brokerage and research services to the ADVISER an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. In the event of such authorization and to the extent authorized by law the ADVISER shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  Except as otherwise agreed, or as otherwise provided herein, the FUND shall pay, or arrange for others to pay, all its expenses other than those expressly stated to be payable by the ADVISER hereunder, which expenses payable by the FUND shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments; (iii) compensation of its directors and officers other than those who are affiliated persons of the ADVISER; (iv) compensation of its Treasurer, compensation of personnel working under the Treasurer's direction, and expenses of office space, facilities, and equipment used by the Treasurer and such personnel in the performance of their normal duties for the FUND which consist of maintenance of the accounts, books and other documents which constitute the record forming the basis for the FUND's financial statements, preparation of such financial statements and other FUND documents and reports of a financial nature required by federal and state laws, and participation in the production of the FUND's registration statement, prospectuses, proxy solicitation materials and reports to stockholders; (v) fees of outside counsel to and of independent accountants of the FUND selected by the Board of Directors; (vi) custodian, registrar and transfer agent fees and expenses; (vii) expenses related to the repurchase or redemption of its shares including expenses relating to a program of periodic repurchase or redemptions; (viii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and related expenses of registering and qualifying the FUND and its shares for distribution under state and federal securities laws; (x) expenses of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the FUND; (xi) all other expenses incidental to holding meetings of the FUND's stockholders including proxy solicitations therefor; (xii) expenses for servicing stockholder accounts; (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the FUND's membership in trade associations approved by the Board of Directors; and (xv) such nonrecurring expenses as may arise, including those associated with actions, suits, or proceedings to which the FUND is a party and the legal obligation which the FUND may have to indemnify its officers and directors with respect thereto. To the extent that any of the foregoing expenses are allocated between the FUND and any other party, such allocations shall be pursuant to methods approved by the Board of Directors.

(2.) ROLE OF ADVISER

  The ADVISER, and any person controlled by or under common control with the ADVISER, shall be free to render similar services to others and engage in other activities, so long as the services rendered to the FUND are not impaired.

  Except as otherwise required by the Investment Company Act of 1940 any of the stockholders, directors, officers and employees of the FUND may be a stockholder, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlled by or under common control with the ADVISER, and the ADVISER, and any person controlled by or under common control with the ADVISER, may have an interest in the FUND.

  Except as otherwise agreed, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the ADVISER, the ADVISER shall not be subject to liability to the FUND, or to any stockholder of the FUND, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(3.) COMPENSATION PAYABLE TO ADVISER

  The FUND shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee computed at the following annual rates:

        a. on the first $150 million of the FUND's average weekly net assets, .50%;

        b. on the next $100 million of the FUND's average weekly net assets, .45%;

        c. on the next $100 million of the FUND's average weekly net assets, .40%; and

        d. on the excess over $350 million of the FUND's average weekly net assets, .35%.

  Such average weekly net assets shall be determined by taking the average of the net assets made in the manner provided in the FUND's Articles of Incorporation for each week during a calendar month. Such fee shall be payable for each calendar month as soon as practicable after the end of that month.

  The fees payable to the ADVISER by the FUND pursuant to this Section 3 shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the ADVISER, or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., or its successor, in connection with the purchase and sale of portfolio investments of the FUND, less any direct expenses incurred by such person, in connection with obtaining such commissions, fees, brokerage or similar payments. The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and exchange offer fees in connection with the FUND's portfolio transactions and shall advise the Board of Directors of any other commissions, fees, brokerage or similar payments which may be possible for the ADVISER or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., or its successor, to receive in connection with the FUND's portfolio transactions or other arrangements which may benefit the FUND.

  In the event that the ordinary business expenses of the FUND for any fiscal year should exceed 1 1/2% of the first $30 million of the FUND's average weekly net assets determined in the manner described in this Section 3, plus 1% of any excess over $30 million of such average weekly net assets so taken, the compensation due the ADVISER for such fiscal year shall be reduced by the amount of such excess. The ADVISER's compensation shall be so reduced by a reduction or a refund thereof, at the time such compensation is payable after the end of each calendar month during such fiscal year of the FUND, and if such amount should exceed such monthly compensation, the ADVISER shall pay the FUND an amount sufficient to make up the deficiency, subject to readjustment during the FUND's fiscal year. For purposes of this paragraph, all ordinary business expenses of the FUND shall exclude expenses incurred by the FUND (i) for interest and taxes;
(ii) brokerage commissions; (iii) as a result of litigation in connection with a suit involving a claim for recovery by the FUND; (iv) as a result of litigation involving a defense against a liability asserted against the FUND, provided that, if the ADVISER made the decision or took the actions which resulted in such claim, it acted in good faith without negligence or misconduct; and (v) any indemnification paid by the FUND to its officers and directors and the ADVISER in accordance with applicable state and federal laws as a result of such litigation.

  If the ADVISER shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

(4.) DURATION OF AGREEMENT

  This Agreement shall have an initial term of two years from the date hereof and shall continue in force from year to year thereafter, but only so long as such continuance is approved at least annually by the vote of a majority of the FUND's directors who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of a majority of the FUND's Board of Directors or a majority of the FUND's outstanding voting securities.

  This Agreement shall terminate automatically in the event of its assignment. The Agreement may be terminated at any time by the FUND's Board of Directors, by vote of a majority of the FUND's outstanding voting securities, or by the ADVISER, on not more than 60 days', nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon. Such termination shall be without payment of any penalty.

(5.) MISCELLANEOUS PROVISIONS

  For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or the FUND by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff, under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

  The parties hereto each have caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.

By:
   ---------------------------

Name:
     -------------------------

Its:
    --------------------------

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.

By:
   ---------------------------

Name:
     -------------------------

Its:
    --------------------------

- ------------------------------------------------------------------------------
FORM OF INVESTMENT ADVISORY AGREEMENT
- ------------------------------------------------------------------------------

  AGREEMENT made this     day of          , 1996 by and between VAN KAMPEN
AMERICAN CAPITAL INCOME TRUST, a Massachusetts business trust, hereinafter referred to as the "FUND," and VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC., a Delaware corporation, hereinafter referred to as the "ADVISER."

  The FUND and the ADVISER agree as follows:

(1.) SERVICES RENDERED AND EXPENSES PAID BY ADVISER

  The ADVISER, subject to the control, direction and supervision of the FUND's Trustees and in conformity with applicable laws, the FUND's Agreement and Declaration of Trust, Bylaws, registration statements and amendments thereto, prospectus and stated investment objectives, policies and restrictions, shall:

        a. manage the investment and reinvestment of the FUND's assets including, by way of illustration, the evaluation of pertinent economic, statistical, financial and other data, determination of the industries and companies to be represented in the FUND's portfolio, and formulation and implementation of investment programs;

        b. maintain a trading desk and place all orders for the purchase and sale of portfolio investments for the FUND's account with brokers or dealers selected by the ADVISER;

        c. furnish to the FUND office space, facilities, equipment and personnel adequate to provide the services described in paragraphs a. and b. above and pay the compensation of each FUND Trustee and FUND officer who is an affiliated person of the ADVISER, except the compensation of the FUND's Treasurer and related expenses as provided below.

  In performing the services described in paragraph b. above, the ADVISER shall use its best efforts to obtain for the FUND the most favorable price and execution available and shall maintain records adequate to demonstrate compliance with this requirement. Subject to prior authorization by the FUND's Trustees of appropriate policies and procedures, the ADVISER may, to the extent authorized by law, cause the FUND to pay a broker or dealer that provides brokerage and research services to the ADVISER an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction. To the extent authorized by law the ADVISER shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

  Except as otherwise agreed, or as otherwise provided herein, the FUND shall pay, or arrange for others to pay, all its expenses other than those expressly stated to be payable by the ADVISER hereunder or by the Manager pursuant to the Administrative Agreement, which expenses payable by the FUND shall include (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase and sale of portfolio investments; (iii) compensation of its Trustees and officers other than those who are affiliated persons of the ADVISER or the Manager; (iv) compensation of its Treasurer, compensation of personnel working under the Treasurer's direction, and expenses of office space, facilities, and equipment used by the Treasurer and such personnel in the performance of their normal duties for the Fund which consist of maintenance of the accounts, books, and other documents which constitute the record forming the basis for the FUND's financial statements, preparation of such financial statements, and other FUND documents and reports of a financial nature required by federal and state laws, and participation in the production of the FUND's registration statement and amendments thereto, prospectuses, proxy solicitation materials and reports (including accounting and tax information) to shareholders; (v) fees of outside counsel to and of independent accountants of the FUND selected by the Trustees; (vi) custodian, registrar, transfer agent, depository, dividend disbursing agent, and dividend reinvestment agent fees and expenses; (vii) expenses related to the repurchase or redemption of its shares including expenses related to a program of periodic repurchases and redemptions;
(viii) expenses related to the issuance of its shares against payment therefor by or on behalf of the subscribers thereto; (ix) fees and related expenses of registering and qualifying the FUND and its shares for distribution under state and federal securities laws; (x) expense of printing and mailing of registration statements, prospectuses, reports, notices and proxy solicitation materials of the FUND; (xi) all other expenses incidental to holding meetings of the FUND's shareholders including proxy solicitations therefor; (xii) expenses for servicing accounts (including the provision of accounting and tax information to shareholders); (xiii) insurance premiums for fidelity coverage and errors and omissions insurance; (xiv) dues for the FUND's membership in trade associations approved by the Trustees; and (xv) such non-recurring expenses as may arise, including those associated with actions, suits, or proceedings to which the FUND is a party and arising from any legal obligation which the FUND may have to indemnify its officers and Trustees with respect thereto. To the extent that any of the foregoing expenses are allocated between the FUND and any other party, such allocations shall be pursuant to methods approved by the Trustees.

(2.) ROLE OF ADVISER

  The ADVISER, any person controlled by or under common control with the ADVISER, shall be free to render similar services to others and engage in other activities, so long as the services rendered to the FUND are not impaired.

  Except as otherwise required by the Investment Company Act of 1940 any of the shareholders, Trustees, officers and employees of the FUND may be a shareholder, director, officer or employee of, or be otherwise interested in, the ADVISER, and in any person controlled by or under common control with the ADVISER, and the ADVISER, and any person controlled by or under common control with the ADVISER, may have an interest in the FUND.

  Except as otherwise agreed, in the absence of willful misfeasance, bad faith, negligence, or reckless disregard of obligations or duties hereunder on the part of the ADVISER, the ADVISER shall not be subject to liability to the FUND, or to any shareholder of the FUND, for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

(3.) COMPENSATION PAYABLE TO ADVISER

  The FUND shall pay to the ADVISER, as compensation for the services rendered, facilities furnished and expenses paid by the ADVISER, a monthly fee computed at the annual rate of 0.65% of the FUND's average weekly net assets. Such average weekly net assets shall be determined by taking the average of the net assets for each week ending during a calendar month. Such fee shall be payable for each calendar month as soon as practicable after the end of that month.

  The fees payable to the ADVISER by the FUND pursuant to this Section 3 shall be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the ADVISER, or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., or its successor, in connection with the purchase and sale of portfolio investments of the FUND, less any direct expenses incurred by the ADVISER, or any such person of the ADVISER, in connection with obtaining such commissions, fees, brokerage or similar payments. The ADVISER shall use its best efforts to recapture all available tender offer solicitation fees and exchange offer fees in connection with the FUND's portfolio transactions and shall advise the Trustees of any other commissions, fees, brokerage or similar payments which may be possible for the ADVISER or any other direct or indirect majority owned subsidiary of VK/AC Holding, Inc., or its successor, to receive in connection with the FUND's portfolio transactions or other arrangements which may benefit the FUND.

  In the event that the ordinary business expenses of the Fund for any fiscal year should exceed 2% of the Fund's average weekly net assets determined in the manner described in this Section 3, the compensation due the ADVISER for such fiscal year shall be reduced by the amount of such excess. The ADVISER's compensation shall be so reduced by a reduction or a refund thereof, at the time such compensation is payable after the end of each calendar month during such fiscal year of the FUND, and if such amount should exceed such monthly compensation, the ADVISER shall pay the FUND an amount sufficient to make up the deficiency, subject to readjustment during the FUND's fiscal year. For purposes of this paragraph, all ordinary business expenses of the FUND shall exclude expenses incurred by the FUND (i) for interest and taxes; (ii) for brokerage commissions; (iii) as a result of litigation in connection with a suit involving a claim for recovery by the FUND; (iv) as a result of litigation involving a defense against a liability asserted against the FUND, provided that, if the ADVISER made the decision or took the actions which resulted in such claim, it acted in good faith without negligence or misconduct; and (v) for any indemnification paid by the FUND to its officers and Trustees and the ADVISER in accordance with applicable state and federal laws as a result of such litigation.

  If the ADVISER shall serve for less than the whole of any month, the foregoing compensation shall be prorated.

(4.) DURATION OF AGREEMENT

  This Agreement shall have an initial term of two years from the date hereof and shall continue in force from year to year thereafter, but only so long as such continuance is approved at least annually by the vote of a majority of the FUND's Trustees who are not parties to this Agreement or interested persons of any such parties, cast in person at a meeting called for the purpose of voting on such approval, and by a majority of the FUND's Trustees or the holders of a majority of the FUND's outstanding voting securities.

  This Agreement shall terminate automatically in the event of its assignment. The Agreement may be terminated at any time by the FUND's Trustees, by vote of the holders of a majority of FUND's outstanding voting securities, or by the ADVISER, on not more than 60 days', nor less than 30 days' written notice, or upon such shorter notice as may be mutually agreed upon. Such termination shall be without payment of any penalty.

(5.) MISCELLANEOUS PROVISIONS

  For the purposes of this Agreement, the terms "affiliated person," "assignment," "interested person," and "majority of the outstanding voting securities" shall have their respective meanings defined in the Investment Company Act of 1940 and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted to either the ADVISER or the FUND by the Securities and Exchange Commission, or such interpretive positions as may be taken by the Commission or its staff, under said Act, and the term "brokerage and research services" shall have the meaning given in the Securities Exchange Act of 1934 and the Rules and Regulations thereunder.

(6.) LIMITATION OF LIABILITY OF TRUSTEES AND SHAREHOLDERS

  A copy of the Agreement and Declaration of Trust of the FUND is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this written instrument is executed on behalf of the Trustees of the FUND as Trustees and not individually and that the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the FUND.

  The parties hereto each have caused this Agreement to be signed in duplicate on its behalf by its duly authorized officer on the above date.

VAN KAMPEN AMERICAN CAPITAL INCOME TRUST

By:
   ---------------------------

Name:
     -------------------------

Its:
    --------------------------

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.

By:
   ---------------------------

Name:
     -------------------------

Its:
    --------------------------

Executed:
         ---------------------

                                                                         ANNEX B

  The following table indicates the size of each investment company advised or subadvised by the Adviser, the advisory fee rate, the amount of advisory fees or subadvisory fees paid to the Adviser for the last fiscal year, and the amount of other material fees paid to such persons for such fiscal year. Average net assets are calculated on a daily basis for open-end funds and on a weekly basis for closed-end funds.

                                                                   AMOUNT
                                                                  OF OTHER
                                                                  MATERIAL
                                           ANNUAL     AGGREGATE   PAYMENTS
                                          MANAGEMENT  AMOUNT OF      TO
                                 NET       FEE AS     ADVISER/    ADVISER/
                                ASSETS    PERCENT     SUBADVISER'S SUBADVISER
                                  ON         OF        FEE FOR    FOR THE
                                AUGUST    AVERAGE       LAST        LAST
                                 12,        NET        FISCAL      FISCAL
             NAME                1996      ASSETS       YEAR        YEAR
- ------------------------------ --------   --------    ---------   --------
                               (IN MILLIONS)
ADVISER
OPEN-END:
Van Kampen American Capital
  Comstock Fund............... $1,200.7     (12)      $5,080,809  $146,156
Van Kampen American Capital
  Corporate Bond Fund.........   195.6      (1)         907,960     71,183
Van Kampen American Capital
  Emerging Growth Fund........ 2,261.0      (20)      5,810,837    158,937
Van Kampen American Capital
  Enterprise Fund............. 1,372.9      (12)      5,293,215    131,706
Van Kampen American Capital
  Equity Income Fund..........   989.4      (1)       2,603,866    108,597
Van Kampen American Capital
  Exchange Fund...............    51.8      (2)         221,917     52,584
Van Kampen American Capital
  Global Managed Assets Fund..    29.6      (15)         27,072     29,687
Van Kampen American Capital
  Government Securities
  Fund........................ 2,551.3      (4)       14,930,811   361,240
Van Kampen American Capital
  Government Target Fund......    16.0      (2)          78,242+    49,880
Van Kampen American Capital
  Growth and Income Fund......   678.6      (1)       1,412,556     76,989
Van Kampen American Capital
  Harbor Fund.................   447.7      (17)      2,494,437     91,039
Van Kampen American Capital
  High Incorporate Bond
  Fund........................   551.0      (5)       2,650,114    107,087
Van Kampen American Capital
  Life Investment Trust
  Asset Allocation Fund.......    62.4      (6)         216,539+    57,576
  Domestic Income Fund........    22.0      (6)          43,177+    49,819
  Emerging Growth Fund........     5.3      (26)        (15,060)+    3,222

                                                                   AMOUNT
                                                                  OF OTHER
                                                                  MATERIAL
                                           ANNUAL     AGGREGATE   PAYMENTS
                                          MANAGEMENT  AMOUNT OF      TO
                                 NET       FEE AS     ADVISER/    ADVISER/
                                ASSETS    PERCENT     SUBADVISER'S SUBADVISER
                                  ON         OF        FEE FOR    FOR THE
                                AUGUST    AVERAGE       LAST        LAST
                                 12,        NET        FISCAL      FISCAL
             NAME                1996      ASSETS       YEAR        YEAR
- ------------------------------ --------   --------    ---------   --------
                               (IN MILLIONS)
  Enterprise Fund............. $  79.3      (6)       $ 299,035+  $ 55,772
  Global Equity Fund..........     3.4      (15)        (32,048)+    7,200
  Growth and Income Fund......       *      (27)          *          *
  Government Fund.............    59.8      (6)         256,026+    57,526
  Money Market Fund...........    20.6      (6)          40,915+    48,109
  Real Estate Securities
    Fund......................    35.8      (15)         10,963+     3,153
Van Kampen American Capital
  Limited Maturity Government
  Fund........................    72.3      (3)         312,558+    65,703
Van Kampen American Capital
  Real Estate Securities
  Fund........................    29.6      (15)         98,904+    48,971
Van Kampen American Capital
  Reserve Fund................   536.0      (1)       1,836,244+   127,090
Van Kampen American Capital
  Pace Fund................... 2,530.8      (12)      11,589,844   351,270
Van Kampen American Capital
  Small Capitalization Fund...   219.1      (23)             --     23,710
Van Kampen American Capital
  Tax-Exempt Trust High Yield
  Municipal Fund..............   850.8      (17)      3,897,884+   158,098
Van Kampen American Capital
  Texas Tax Free Income Fund..    17.1      (16)         61,589+    67,413
Van Kampen American Capital
  U.S. Government Trust For
  Income......................   224.5      (18)      1,874,427+    91,294
Van Kampen American Capital
  World Portfolio Series Trust
  Van Kampen American Capital
    Global Equity Fund........   209.0      (15)      1,600,616+    31,987
  Van Kampen American Capital
    Global Government
    Securities Fund...........   140.4      (14)      1,249,294+    31,987
Common Sense Trust
  Common Sense Emerging Growth
    Fund......................    72.5      (9)           2,169+     6,365
  Common Sense Government
    Fund......................   318.8      (13)      1,979,623     92,277
  Common Sense Growth Fund.... 2,943.9      (9)       14,436,748   277,991

                                                                   AMOUNT
                                                                  OF OTHER
                                                                  MATERIAL
                                           ANNUAL     AGGREGATE   PAYMENTS
                                          MANAGEMENT  AMOUNT OF      TO
                                 NET       FEE AS     ADVISER/    ADVISER/
                                ASSETS    PERCENT     SUBADVISER'S SUBADVISER
                                  ON         OF        FEE FOR    FOR THE
                                AUGUST    AVERAGE       LAST        LAST
                                 12,        NET        FISCAL      FISCAL
             NAME                1996      ASSETS       YEAR        YEAR
- ------------------------------ --------   --------    ---------   --------
                               (IN MILLIONS)
  Common Sense Growth and
    Income Fund............... $ 984.7      (9)       $4,937,121  $123,458
  Common Sense International
    Equity Fund...............    15.5      (15)        (46,974)+    4,807
  Common Sense Money Market
    Fund......................    60.8      (10)       (118,614)+   57,491
  Common Sense Municipal Bond
    Fund......................   122.4      (11)        678,530     90,522
Smith Barney Series Fund
  Emerging Growth Portfolio...    19.0      (21)         80,733          0
Travelers Series Fund Inc.
  Van Kampen American Capital
    Enterprise Portfolio......    84.7      (24)         41,601          0
WRL Series Fund, Inc
  Emerging Growth Portfolio...   392.6      (19)      1,838,573         --
WNL Series Trust
  Van Kampen American Capital
    Emerging Growth
    Portfolio.................     1.1      (2)          **          **
CLOSED-END:
Van Kampen American Capital
  Bond Fund, Inc.                231.6      (1)       1,126,704     82,097
Van Kampen American Capital
  Convertible Securities,
  Inc.........................    80.3      (1)         382,525     56,504
Van Kampen American Capital
  Income Trust................   119.9      (8)         763,485     65,526
Mosher, Inc. .................    37.3      (22)        147,821+         0


- ---------------

 (1) 0.50% on the first $150 million; 0.45% on the next $100 million; 0.40% on the next $100 million; and 0.35% on the excess over $350 million.

 (2) 0.50% on the Fund's average net assets.

 (3) 0.50% on the first $1 billion; 0.475% on the next $1 billion; 0.45% of the next $1 billion; 0.40% on the next $1 billion; and 0.35% on the excess over $4 billion.

 (4) 0.540% on the first $1 billion; 0.515% on the next $1 billion; 0.490% on the next $1 billion; 0.440% on the next $1 billion; 0.390% on the next $1 billion; 0.340% on the next $1 billion; 0.290% on the next $1 billion; and 0.240% on the excess of over $7 billion.

 (5) 0.625% on the first $150 million; 0.55% on the next $150 million; and 0.50% on the next $300 million.


 (6) 0.50% on the first $500 million of the combined net assets of certain of the Funds of the Trust; 0.45% on the next $500 million; and 0.40% on the excess over $1 billion.


 (7) 0.60% on the first $300 million: 0.55% on the next $300 million; and 0.50% on the excess over $600 million.

 (8) 0.65% of the Fund's average weekly net assets.

 (9) 0.65% on the first $1 billion; 0.60% on the next $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on the excess over $4 billion.

(10) 0.50% on the first $2 billion; 0.475% on the next $2 billion; and 0.45% on the excess over $4 billion.

(11) 0.60% on the first $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; and 0.45% on the excess over $3 billion.

(12) 0.50% on the first $1 billion; 0.45% on the next $1 billion; 0.40% on the next $1 billion; and 0.35% on the excess over $3 billion.

(13) 0.60% on the first $1 billion; 0.55% on the next $1 billion; 0.50% on the next $1 billion; 0.45% on the next $1 billion; 0.40% in the next $1 billion; and 0.35% on the excess over $5 billion.

(14) 0.75% of the Fund's average daily net assets.

(15) 1.00% of the Fund's average daily net assets.

(16) 0.60% on the first $300 million; 0.55% on the next $300 million; and 0.50% on the excess over $600 million.

(17) 0.55% on the first $350 million; 0.50% on the next $350 million; 0.45% on the next $350 million; and 0.40% on the excess over $1.05 billion.

(18) 0.60% of the Fund's average daily net assets.

(19) 50% of the fees received by the investment adviser to the Portfolio less 50% of the amount of any excess expenses paid by the investment adviser on behalf of the Portfolio.

(20) 0.575% on the first $350 million; 0.525% on the next $350 million; 0.475% on the next $350 million; and 0.425% on the excess over $1.05 billion.


(21) 0.75% of 1.00% of the Portfolio's average daily net assets.


(22) 0.45% on the Fund's average weekly net assets.

(23) The Adviser serves as investment adviser without fee for Van Kampen American Capital Small Capitalization Fund ("Small Cap"), the shares of which are held by other Van Kampen American Capital Funds listed above.

     The assets in Small Cap are also reflected in the assets of the Funds that own shares of Small Cap.

(24) 0.325% of the Portfolio's average daily net assets.

(25) 0.65% of the Fund's average daily net assets.

(26) 0.70% of the Fund's average daily net assets.


(27) 0.60% on the first $500 million; and 0.55% on the excess over $500 million.


   * This fund has not commenced operations.

  ** This fund has not yet completed a full year of operations.


   + This amount is net of either a voluntary advisory fee waiver or expense reduction.

                                                                         ANNEX C
- ------------------------------------------------------------------------------
                                    FORM OF
              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION
- ------------------------------------------------------------------------------

  AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of            ,
1996, (the "Agreement") between VAN KAMPEN AMERICAN CAPITAL       , Inc., a
Maryland corporation (the "Fund"), and VAN KAMPEN AMERICAN CAPITAL       , a
Delaware business trust (the "New Trust").

  WHEREAS the Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS the Fund has authorized capital stock consisting of          shares of
common stock, $1.00 par value;

  WHEREAS the New Trust was organized pursuant to an Agreement and Declaration of Trust dated July 18, 1996, and is presently authorized to issue an unlimited number of shares of beneficial interest, with $0.01 par value;

  WHEREAS, for good and sufficient business reasons the parties desire to change the place of organization of the Fund; and

  WHEREAS, the parties intend that this transaction (the "Reorganization") qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

  NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

  1. Plan of Reorganization. Prior to the Effective Time of the Reorganization, as defined below, the Fund and New Trust shall file Articles of Transfer with respect to the transactions contemplated hereby with the Department of Assessments and Taxation of the State of Maryland (the "Department"). The Fund shall, prior to the Effective Time of the Reorganization, transfer all of its business and assets and assign all of its liabilities to the New Trust, and the New Trust shall acquire all such business and assets and shall assume all such liabilities of the Fund in exchange for delivery to the Fund of a number of shares of the New Trust (both full and fractional) equivalent to the number of shares of the Fund outstanding immediately prior to the Effective Time of the Reorganization. All debts, liabilities, obligations and duties of the Fund, to the extent that they exist at or after the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization attach to the New Trust and may be enforced against the New Trust to the same extent as if the same had been incurred by the New Trust.

  2. Liquidation and Dissolution of the Fund. At the Effective Time of the Reorganization, the Fund will liquidate and the shares of the New Trust (both full and fractional) received by the Fund will be distributed to the shareholders of the Fund in exchange for their shares of the Fund, each shareholder to receive a number of shares of the New Trust equal to the number of shares of the Fund held by such person. Certificates for shares of the Fund issued prior to the Reorganization shall represent outstanding shares of the New Trust after the Effective Time of the Reorganization. As soon as practicable after the Effective Time of the Reorganization, the Fund shall file Articles of Dissolution for record with the Department, and shall take, in accordance with Maryland General Corporation Law and any other applicable state law, all other steps as shall be necessary and proper to effect a complete dissolution of the Fund.

  3. Issued Shares. Prior to the Effective Time of the Reorganization and after the Fund has taken the actions authorized by shareholders of the Fund pursuant to Section 4(f) hereof, the shares of the New Trust heretofore held by the Fund shall be redeemed and canceled by the New Trust.

  4. Conditions Precedent. The obligations of the Fund and the New Trust to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of each of the following conditions:

        (a) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement, shall have been received.

        (b) One or more post-effective amendments to the Registration Statement of the Fund on Form N-2 under the Securities Act of 1933 and the 1940 Act, containing such amendments to such Registration Statement as are determined by the Board of Directors of the Fund to be necessary and appropriate as a result of the Agreement, and such post-effective amendment shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

        (c) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom that the New Trust is duly formed and existing under the laws of the State of Delaware and that the shares of the New Trust to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable.

        (d) Each party shall have received an opinion of Sullivan & Worcester LLP to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Code, and each party shall have received an opinion of Sullivan & Worcester LLP to the effect that each series, if any, established pursuant to the Agreement and Declaration of Trust of the New Trust will be treated as a separate association taxable as a corporation for federal income tax purposes which potentially qualifies as a regulated investment company under the Code to the extent that the New Trust complies with the requirements of Section 851 of the Code.

        (e) The shares of the New Trust, as may be deemed necessary and appropriate, shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

        (f) A vote approving this Agreement and the reorganization contemplated hereby shall have been adopted by at least a [two-thirds/majority] of the outstanding shares of common stock of the Fund entitled to vote at an annual or special meeting and the shareholders of the Fund shall have voted at such meeting to direct the Fund to vote, and the Fund shall have voted, as the sole shareholder of the New Trust to:

             (1) elect the Nominees set forth in the Proxy Statement delivered to the shareholders of the Fund as Trustees of the New Trust;

             (2) approve an Investment Advisory Agreement (the "Advisory Agreement") between the New Trust and Van Kampen American Capital Asset Management, Inc.; and

             (3) ratify the selection of Ernst & Young LLP as the New Trust's independent auditors for the fiscal year ending June 30, 1996.

        (g) The Trustees of the New Trust shall have taken the following actions at a meeting duly called for such purposes:

             (1) approval of the Advisory Agreement;

             (2) selection of Ernst & Young LLP as the New Trust's independent
         auditors for the fiscal year ending          , 1996;

             (3) authorization of the issuance by the New Trust, prior to the Effective Time of the Reorganization, of one share of each class of the New Trust to the Fund in consideration for the payment of $1.00 each for the purpose of enabling the Fund to vote on the matters referred to in paragraph (f) in this Section 4;

             (4) submission of the matters referred to in paragraph (f) of this
         Section 4 to the Fund as the sole shareholder of the New Trust; and

             (5) authorization of the issuance of shares of the New Trust at the Effective Time of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Directors of the Fund if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the fund.

  5. Effective Time of the Reorganization. The exchange of the Fund's business and assets for shares of the New Trust shall be effective as of 5:00 P.M.,
Delaware Time on            , 1996 or at such other time and date as fixed by
the mutual consent of the parties (the "Effective Time of the Reorganization").

  6. Termination. The Directors of the Fund and the Trustees of the New Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Fund at any time prior to the Effective Time of the Reorganization, if circumstances should develop that, in their judgment, make proceeding with this Agreement inadvisable.

  7. Limitation of Liability of the Trustees and Shareholders. The Fund acknowledges and agrees that, pursuant to Article 8, Section 8.1 of the Agreement and Declaration of Trust of the New Trust dated July 18, 1996, shareholders, trustees, officers, employees or agents of the Trust shall not personally be bound by or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

  IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

Van Kampen American Capital            , Inc.

By:
   ----------------------------------

Its:  Vice President and Secretary

Van Kampen American Capital

By:
   ----------------------------------

Its:  Vice President and Secretary

                                                                         ANNEX D

                            1996 COMPENSATION TABLE*

                                                                                                                      TOTAL(1)
                               AGGREGATE COMPENSATION       PENSION OR RETIREMENT   ESTIMATED ANNUAL BENEFITS PER   COMPENSATION
                                  FROM EACH FUND(3)         BENEFITS ACCRUAL PER        FUND UPON RETIREMENT        FROM THE FUND
                            -----------------------------      FUND AS PART OF      -----------------------------   COMPLEX PAID
     DIRECTOR/TRUSTEE        BOND    CONVERTIBLE   INCOME     FUND EXPENSES(3)       BOND    CONVERTIBLE   INCOME    TO TRUSTEES
- --------------------------- ------   -----------   ------   ---------------------   ------   -----------   ------   -------------
Dr. Donald M. Carlton...... $2,460     $ 1,800     $1,960         --                $2,460     $ 1,800     $1,960      $36,000
Dr. A. Benton
  Cocanougher..............  2,690       1,960      2,140         --                 2,690       1,960      2,140       39,500
Stephen R. Gross...........  2,885       2,080      2,270         --                 2,885       2,080      2,270       42,000
Dr. Norman Hackerman(2)....  2,723       1,985      2,165         --                 2,042       1,489      1,624       49,000
Robert D. H. Harvey(2).....  2,885       2,080      2,270         --                 2,164       1,560      1,703       42,000
Dr. Alan G. Merten.........  2,600       1,890      2,060         --                 2,600       1,890      2,060       38,000
Dr. Steven Muller..........  2,723       1,985      2,165         --                 2,723       1,985      2,165       40,000
Dr. F. Robert Paulsen......  3,073       2,225      2,425         --                 3,073       2,225      2,183       54,000
Dr. R. Richardson Pettit...  2,600       1,890      2,060         --                 2,600       1,890      2,060       38,000
Alan B. Shepard, Jr. ......  2,855       2,055      2,248         --                 2,855       2,055      2,248       48,750
Miller Upton(2)............  2,690       1,960      2,140         --                 2,018       1,470      1,605       48,500
Benjamin N. Woodson(2).....  2,310       1,690      1,840         --                 1,733       1,268      1,380       34,000

- ---------------

  * The compensation shown for the Funds and the total compensation shown for the Funds and other related mutual funds is for the calendar year ended December 31, 1995. Mr. Powell is not compensated for his service as Trustee because of his affiliation with the Adviser.

(1) Reflects fourteen investment companies in the Fund complex.

(2) Messrs. Hackerman, Harvey, Upton and Woodson retired as Trustees of Income Trust and Directors of Bond Fund and Convertible Securities Fund on April 1, 1996.

(3) The Trustees of each Fund instituted a Retirement Plan effective April 1, 1996. For the current Trustees not affiliated with the Adviser, the annual retirement benefit payable per year for a ten-year period is based upon the highest total annual compensation received in any of the three calendar years preceding retirement. Trustees with more than five but less than ten years of service at retirement will receive a prorated reduced benefit. Under the Plan, for the Trustees retiring on April 1, 1996, the annual retirement benefit payable per year for a ten-year period is equal to 75% of the total compensation received from the Trust during the 1995 calendar year.

ACCL

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing -

VAN KAMPEN AMERICAN CAPITAL BOND FUND, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Don G. Powell, Ronald A. Nyberg and Nori L. Gabert or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held in the 46th floor conference room of Van Kampen American Capital, Inc., 2800 Post Oak Blvd., Houston, Texas 77056, on October 29, 1996 at 2:30 P.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1996
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing -


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE DIRECTORS RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:
Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]
                                                         FOR   AGAINST   ABSTAIN
1. To approve a new investment advisory agreement.       [ ]     [ ]       [ ]

2. To approve the reorganization and conversion
   of the Fund to a Delaware business trust.             [ ]     [ ]       [ ]

3. To vote to elect four directors to serve until        FOR             FOR ALL
   their respective successors are duly elected and      ALL   WITHHOLD   EXCEPT
   qualified.
          Stephen R. Gross, Alan G. Merten,
          F. Robert Paulsen, Don G. Powell               [ ]     [ ]       [ ]

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________                   FOR   AGAINST   ABSTAIN
4. To ratify the selection of Ernst & Young LLP
   as independent auditors.                              [ ]     [ ]       [ ]

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing -

VAN KAMPEN AMERICAN CAPITAL INCOME TRUST
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Don G. Powell, Ronald A. Nyberg and Nori L. Gabert or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held in the 46th floor conference room of Van Kampen American Capital, Inc., 2800 Post Oak Blvd., Houston, Texas 77056, on October 29, 1996 at 2:30 P.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1996
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing -


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE TRUSTEES RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:
Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]
                                                         FOR   AGAINST   ABSTAIN
1. To approve a new investment advisory agreement.       [ ]     [ ]       [ ]

2. Not applicable to Fund.

3. To vote to elect four trustees to serve until         FOR             FOR ALL
   their respective successors are duly elected and      ALL   WITHHOLD   EXCEPT
   qualified.
          Stephen R. Gross, Alan G. Merten,
          F. Robert Paulsen, Don G. Powell               [ ]     [ ]       [ ]

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________                   FOR   AGAINST   ABSTAIN
4. To ratify the selection of Ernst & Young LLP
   as independent auditors.                              [ ]     [ ]       [ ]

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing -

VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.
PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Don G. Powell, Ronald A. Nyberg and Nori L. Gabert or any one or more of them, proxies, with full power of substitution, to vote all shares of the Fund as indicated above which the undersigned is entitled to vote at the Joint Annual Meeting of Shareholders of the Fund to be held in the 46th floor conference room of Van Kampen American Capital, Inc., 2800 Post Oak Blvd., Houston, Texas 77056, on October 29, 1996 at 2:30 P.M. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

                                           PLEASE SIGN, DATE, AND RETURN
                                           PROMPTLY IN ENCLOSED ENVELOPE

                                           Date                       , 1996
                                                ----------------------
                                           NOTE: Please sign exactly as your
                                           name appears on this Proxy. When
                                           signing in a fiduciary capacity,
                                           such as executor, administrator,
                                           trustee, attorney, guardian, etc.,
                                           please so indicate. Corporate and
                                           partnership proxies should be
                                           signed by an authorized person
                                           indicating the persons's title.
                                           ------------------------------------
                                           |                                  |
                                           |                                  |
                                           ------------------------------------
                                           Signature(s) (Title), if applicable)

                                           WHEN SHARES ARE REGISTERED WITH JOINT
                                           OWNERS, ALL JOINT OWNERS SHOULD SIGN.

             VOTE THIS PROXY CARD TODAY! YOUR PROMPT RESPONSE WILL
                    SAVE THE EXPENSE OF ADDITIONAL MAILINGS.

             Please return the proxy card in the enclosed envelope.

          -Please fold and detach card at perforation before mailing -


Please refer to the Proxy Statement discussion of the following matters:
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said proxies shall vote in accordance with their best judgment.
THE DIRECTORS RECOMMEND A VOTE FOR EACH OF THE FOLLOWING PROPOSALS:
Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink. [ ]
                                                         FOR   AGAINST   ABSTAIN
1. To approve a new investment advisory agreement.       [ ]     [ ]       [ ]

2. To approve the reorganization and conversion
   of the Fund to a Delaware business trust.             [ ]     [ ]       [ ]

3. To vote to elect four directors to serve until        FOR             FOR ALL
   their respective successors are duly elected and      ALL   WITHHOLD   EXCEPT
   qualified.
          Stephen R. Gross, Alan G. Merten,
          F. Robert Paulsen, Don G. Powell               [ ]     [ ]       [ ]

INSTRUCTION: to withhold authority to vote for one or more nominees, check FOR ALL EXCEPT and write the nominee's name(s) on the line below.

______________________________________                   FOR   AGAINST   ABSTAIN
4. To ratify the selection of Ernst & Young LLP
   as independent auditors.                              [ ]     [ ]       [ ]